SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  | |

Check the appropriate box:

| | Preliminary Proxy Statement
| | Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             CREE RESEARCH, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                                     N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       | | Fee paid previously with preliminary materials.

       | | Check box if any part of the  fee is offset as  provided by  Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           1)  Amount previously paid:

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
                               CREE RESEARCH, INC.
                               4600 Silicon Drive
                          Durham, North Carolina 27703
                                 (919) 313-5300

               ---------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
               ---------------------------------------------------


To the Shareholders of Cree Research, Inc.:

     The Annual Meeting of Shareholders of Cree Research, Inc. will be held on Tuesday, November 2, 1999, at 10:00 a.m. local time, at the Company's offices at 4600 Silicon Drive, Durham, North Carolina 27703. The items of business are as follows:

     1.   Election of seven directors;

     2. Approval of an amendment to the Articles of Incorporation to change the corporate name to "Cree, Inc.";

     3. Approval of amendments to the Equity Compensation Plan to increase the number of shares authorized for awards and to limit option awards to a participant in a fiscal year to a maximum number of shares;

     4. Approval of the adoption of the Company's 1999 Employee Stock Purchase Plan;

     5. Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year; and

     6.   Such other matters as may properly come before the meeting.

     These items are more fully described in the accompanying Proxy Statement, which is made a part of this Notice. The Board of Directors has fixed September 14, 1999 as the record date for the meeting. Accordingly, only shareholders of record at the close of business on September 14, 1999 are entitled to notice of and to vote at the meeting.

     It is important that your shares be represented at the meeting so that the presence of a quorum may be assured. Even if you plan to attend the meeting in person, please date and sign the enclosed proxy and mail it promptly. A postage-paid return envelope is enclosed.

                                             By order of the Board of Directors,

                                             /s/ Adam H. Broome

                                             Adam H. Broome
                                             Secretary

September 30, 1999

                               CREE RESEARCH, INC.
                               4600 Silicon Drive
                          Durham, North Carolina 27703
                                 (919) 313-5300

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited by Cree Research, Inc., a North Carolina corporation, for use at the Annual Meeting of Shareholders of the Company on November 2, 1999, at 10:00 a.m. local time, and any adjournments thereof. The meeting will be held at the Company's principal executive offices at 4600 Silicon Drive, Durham, North Carolina, for the purposes set forth in the Notice of Annual Meeting of Shareholders. The Company's telephone number at that location is (919) 313-5300.

     This Proxy Statement and the enclosed proxy are being first mailed on or about September 30, 1999 to shareholders entitled to vote at the Annual Meeting. The Company's Annual Report to Shareholders for the fiscal year ended June 27, 1999, including financial statements, accompanies this Proxy Statement but is not part of the proxy solicitation materials.

Record Date and Quorum

     Shareholders of record at the close of business on September 14, 1999 are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 29,499,499 shares of Common Stock of the Company outstanding. Each share of Common Stock outstanding on the record date is entitled to one vote on each matter presented for action at the meeting. Shares of Common Stock were the only voting securities of the Company outstanding on the record date. A quorum will be present at the Annual Meeting if a majority of the shares of Common Stock outstanding on the record date is present at the meeting in person or by proxy.

Voting of Proxies

     The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for election of the seven director nominees named in this Proxy Statement; (ii) for approval of the amendment to the Articles of Incorporation to change the name of the Company from "Cree Research, Inc." to "Cree, Inc."; (iii) for approval of the amendments to the Company's Equity Compensation Plan to increase the number of shares authorized for awards under the Plan and to limit the number of shares subject to options that may awarded to a participant in any fiscal year; (iv) for approval of the adoption of the Company's 1999 Employee Stock Purchase Plan; (v) for ratification of the selection of Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending June 25, 2000; and (vi) in the proxyholders' discretion, on such other business as may come before the meeting and any adjournments of the meeting.

     If a shareholder signs and returns the enclosed proxy marked to abstain from voting or to withhold authority to vote on a given matter, or if a broker or other nominee returns a proxy indicating a lack of authority to vote on a given matter, the shares represented by such proxy will be deemed present at the meeting for purposes of determining a quorum but will not be counted in calculating the vote on the matter.

Revocability of Proxy

     A shareholder who has signed and returned the enclosed proxy may revoke it at any time before it is voted by (i) submitting to the Company a properly executed proxy bearing a later date, (ii) submitting to the Company a written revocation of the proxy or (iii) voting in person at the Annual Meeting.

Expenses of Solicitation

     The Company will bear the entire cost of this proxy solicitation, including the preparation, printing and mailing of the Proxy Statement, the proxy and any additional soliciting materials sent by the Company to shareholders. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred by them in forwarding proxy soliciting materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone.

Shareholder Proposals for 2000 Annual Meeting

     Pursuant to the rules of the Securities and Exchange Commission, shareholder proposals submitted for inclusion in the Company's proxy statement and form of proxy for the annual meeting to be held in 2000 must be received by the Company by June 2, 2000, and must comply with the Commission's rules in other respects.

     Other shareholder proposals to be presented at the annual meeting in 2000, including director nominations, must comply with the notice requirements of the Company's Bylaws and be delivered to the Company not later than September 3, 2000, nor earlier than August 5, 2000. Any such proposals should be sent via means that afford proof of delivery to the Secretary at the Company's principal executive offices.

                           PRINCIPAL SHAREHOLDERS AND
                          SHARE OWNERSHIP BY MANAGEMENT

     The following table sets forth information as of September 20, 1999 relating to the beneficial ownership of the Company's Common Stock by: (i) each person believed by the Company at that date to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each executive officer named in the Summary Compensation Table on page 8, (iii) each person serving as a director or nominated for election as a director of the Company and (iv) all executive officers and directors of the Company as a group. Unless otherwise noted, each person named is believed to hold sole voting and investment power with respect to the shares shown as beneficially owned by such person.

                                                             Percentage of
                                       Common Stock           Outstanding
Name and Address (1)               Beneficially Owned (2)      Shares (2)
-------------------------------    ----------------------   ----------------

Trustees of General Electric             2,559,934                8.7%
   Pension Trust
   3003 Summer Street
   Stamford, CT 06904 (3)
Michael W. Haley (4)                       769,828                2.6%
John W. Palmour, Ph.D. (5)                 573,000                1.9%
Dolph W. von Arx (6)                       562,324                1.9%
Calvin H. Carter, Jr., Ph.D. (7)           515,300                1.7%
F. Neal Hunter (8)                         511,400                1.7%
Walter L. Robb, Ph.D. (9)                  307,000                1.0%
Charles M. Swoboda (10)                    130,400                   *
James E. Dykes (11)                        116,000                   *
Cynthia B. Merrell (12)                     54,800                   *
All directors and executive              3,540,052               11.5%
  officers as a group (9 persons)

--------------------
   * Represents less than one percent.

(1) Unless otherwise noted the address is in care of the Company at 4600 Silicon Drive, Durham, North Carolina 27703.
(2) Pursuant to rules of the Commission, shares which a person has the right to acquire within 60 days are deemed outstanding for purposes of computing beneficial ownership and the percentage ownership of that person. All directors and executive officers as a group hold options, exerciseable at or within 60 days after September 20, 1999, to acquire an aggregate of 1,164,800 shares of Common Stock. The percentages shown above are based on the shares of Common Stock outstanding on September 20, 1999.
(3) As reported in a Schedule 13G filed with the Securities and Exchange Commission on February 19, 1997. Includes warrants to purchase 25,000 shares of Common Stock.
(4) Includes options to purchase 154,000 shares of Common Stock. Also includes 40,000 shares held by a charitable foundation of which Mr. Haley is a director. Mr. Haley holds shared voting and investment power over the foundation's shares but disclaims beneficial ownership of the shares.
(5) Includes options to purchase 128,000 shares of Common Stock. Also includes 20,000 shares held by Dr. Palmour's spouse. Dr. Palmour disclaims voting and investment power over the shares held by his spouse.
(6)  Includes options to purchase 158,000 shares of Common Stock.
(7) Includes options to purchase 116,000 shares of Common Stock. Also includes 102,660 shares held by members of Dr. Carter's immediate family but as to which he disclaims voting and investment power.
(8)  Includes options to purchase 164,000 shares of Common Stock.
(9) Includes options to purchase 158,000 shares of Common Stock. Also includes 96,000 shares held by a trust of which Dr. Robb is a trustee. Dr. Robb holds shared voting and investment power over the shares held in trust but disclaims beneficial ownership of the shares.
(10) Includes options to purchase 130,000 shares of Common Stock.
(11) Includes options to purchase 102,000 shares of Common Stock.
(12) Includes options to purchase 54,800 shares of Common Stock.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
                     ---------------------------------------

Nominees for the Board of Directors

     The seven persons nominated for election to the Board of Directors at the Annual Meeting are currently serving as directors of the Company. The Company is not aware of any nominee who will be unable or will decline to serve as a director. If a nominee becomes unable or declines to serve, the enclosed proxy may be voted for a substitute nominee, if any, designated by the present Board of Directors. The term of office of each person elected as a director will continue until the later of the next annual meeting of shareholders or until such time as his successor has been duly elected and qualified. Directors are elected by a plurality of votes cast. Assuming the presence of a quorum at the Annual Meeting, abstentions and non-votes, including proxies marked to withhold authority to vote, will have no effect on the outcome of the election.

    The Company's nominees for director are as follows:

                                                                        Director
         Name               Age          Position with the Company       Since
----------------------      ---      ---------------------------------  --------

F. Neal Hunter               37      Director, Chairman and Chief         1987
                                       Executive Officer
Calvin H. Carter, Jr.,       44      Director, Executive Vice             1987
Ph.D.                                  President and Director of
                                       Materials Technology
John W. Palmour, Ph.D.       38      Director and Director of             1995
                                       Advanced Devices
Michael W. Haley             61      Director                             1989
Dolph W. von Arx             65      Director                             1991
James E. Dykes               61      Director                             1992
Walter L. Robb, Ph.D.        71      Director                             1993

     Mr. Hunter, a co-founder of the Company, has served as Chairman of the Board of Directors since 1995, as Chief Executive Officer since 1994 and as a Director since the Company's inception in 1987. Mr. Hunter also served as President from 1994 until January 1999. Prior to his election as President and Chief Executive Officer in 1994, Mr. Hunter served as General Manager with responsibility for the management of the Company's optoelectronic products and as the Company's Secretary and Treasurer. He received his B.S. degree in mechanical engineering from North Carolina State University.

     Dr. Carter, a co-founder of the Company, has served as a Director and Vice President since Cree's inception. He currently holds the positions of Executive Vice President and Director of Materials Technology. As Director of Materials Technology, Dr. Carter is responsible for the Company's development of advanced materials growth technology, including the growth of silicon carbide material for semiconductor and other applications. He previously served as Vice President, New Product Development from 1995 to 1997 and as Director of Technology from 1987 to 1995. Dr. Carter holds B.S., M.S. and Ph.D. degrees in materials science and engineering from North Carolina State University.

     Dr. Palmour, a co-founder of the Company, currently serves as Director of Advanced Devices and, in that capacity, is responsible for the Company's development of advanced silicon carbide devices such as microwave transistors and power devices. Dr. Palmour has served as a Director of the Company since October 1995 and previously served on the Board of Directors from October 1992 to April 1993. He has been an employee of the Company since 1988. Dr. Palmour received his B.S. and Ph.D. degrees from North Carolina State University in the fields of materials science and engineering.

     Mr. Haley became a Director of the Company in April 1989. He serves as Chairman and Chief Executive Officer of Triton Management Company based in Greensboro, North Carolina, which previously owned and operated 60 restaurants and has been engaged principally in investment and property management since the sale of the restaurants in 1993 and 1996. Mr. Haley graduated from the University of North Carolina at Chapel Hill, where he received a bachelor's degree in business administration.

     Mr. von Arx became a Director of the Company in October 1991. He served as the Non-Executive Chairman of Morrison Restaurants Inc. from January 1996 to July 1998 and is the former Chairman, President and Chief Executive Officer of Planters LifeSavers Company, an affiliate of RJR Nabisco, Inc., where he served in such capacities for four years prior to his retirement in 1991. Mr. von Arx is a graduate of Washington University, where he received a bachelor's degree. He is currently a director of Ruby Tuesday, Inc., International Multifoods Corporation, MacKenzie Investment Management, Inc. and BMC Fund, Inc.

     Mr. Dykes became a Director of the Company in January 1992. He served as Executive Vice President of Thomas Group, Inc., a publicly held management consulting group, from July 1997 through June 1998 and from 1994 to 1997 served as President and Chief Executive Officer of Intellon Corp., a privately held start-up company in the home automation industry. From January 1989 until his retirement in December 1992, Mr. Dykes served as President and Chief Executive Officer of Signetics Company, a subsidiary of North American Philips Corporation. Mr. Dykes received a B.S. degree in electrical engineering from the University of Florida. He is currently a director of EXAR Corporation, Thomas Group, Inc. and Theseus Logic, Inc.

     Dr. Robb became a Director of the Company in April 1993. He is currently the President of Vantage Management, Inc., a consulting and investment firm in Schenectady, New York. From 1986 through 1992, Dr. Robb served as a Senior Vice President for Corporate Research and Development for General Electric Company, a diversified technology company. From 1951 to 1986, he held various other positions with General Electric Company. Dr. Robb received a B.S. degree from Pennsylvania State University and M.S. and Ph.D. degrees from the University of Illinois. All of Dr. Robb's degrees were awarded in chemical engineering. He is currently a director of Celgene Corporation, Neopath, Inc. and Mechanical Tech-nology Incorporated.

                 The Board of Directors recommends shareholders vote FOR election of the nominees named above.

Other Executive Officers

     Other executive officers of the Company not serving as directors include the following:

     Charles M. Swoboda (age 32) was appointed President and Chief Operating Officer of the Company effective January 14, 1999 after serving as the Company's Vice President and Chief Operating Officer since June 1997. Mr. Swoboda joined the Company in 1993 and previously served as the Company's Operations Manager from July 1996 to June 1997, as Wafer Fab Manager from April 1996 to July 1996, as General Manager of the Company's subsidiary, Real Color Displays, Inc., from August 1994 to April 1996 and as LED Product Manager from July 1993 to August 1994. Prior to 1993 he was employed by Hewlett-Packard Company. Mr. Swoboda received his B.S. degree in electrical engineering from Marquette University.

     Cynthia B. Merrell (age 38) was named Chief Financial Officer and Treasurer effective July 1998 after serving as the Company's Interim Chief Financial Officer and Assistant Treasurer since January 1998. Ms. Merrell joined the Company in 1996, initially serving as its Controller. From January 1992 to November 1996 she was employed as the controller of Kaset International, a subsidiary of The Times Mirror Company engaged in providing training, consulting and project management services in the field of customer relations. Ms. Merrell's prior financial experience includes service in various capacities with Tropicana Products, Inc. and the accounting firm of Arthur Andersen & Co. She received her B.S. degree in accounting from the University of Florida and is a Certified Public Accountant in Florida.

Compensation of Directors

     The Company does not pay cash compensation for service on the Board of Directors. Directors not employed by the Company are awarded stock options as compensation for such service. The current non-employee directors were each granted, on July 1, 1998, options to purchase 48,000 shares of Common Stock at a price equal to the closing market price of the stock on the grant date; these options vest in equal quarterly increments over a two-year period ending June 30, 2000, subject to continued service as a director. Directors who are also employees of the Company are not separately compensated for service on the Board. The Company reimburses directors for expenses incurred in serving as a director.

Board Meetings and Committees

     The Board of Directors of the Company held five meetings during the fiscal year ended June 27, 1999. The Board has a standing Audit Committee, Compensation Committee and Executive Committee. It does not have a standing nominating committee or committee performing similar functions. During the 1999 fiscal year, each director attended or participated in 75% or more of all meetings of the Board of Directors held during the period for which he served as a director, and each director (except Mr. von Arx) attended or participated in 75% or more of all meetings of Board committees on which he served that were held during the period he served on the committee.

     The members of the Audit Committee during the 1999 fiscal year were Michael
W. Haley, Calvin H. Carter, Jr. and Dolph W. von Arx. Mr. Haley served as Chairman of the Audit Committee throughout the fiscal year. The Audit Committee is authorized by the Board of Directors to review with the Company's independent auditors the annual financial statements of the Company prior to publication, to review the work of and approve non-audit services performed by such independent auditors, and to make annual recommendations to the Board of Directors for the appointment of independent auditors for the ensuing year. The Committee also reviews the effectiveness of the financial and accounting functions, organization, operations and management of the Company. The Audit Committee held four meetings during the 1999 fiscal year.

     The members of the Compensation Committee during the 1999 fiscal year were James E. Dykes, Michael W. Haley, Walter L. Robb and Dolph W. von Arx. Mr. Dykes served as Chairman of the Compensation Committee throughout the fiscal year. The Compensation Committee fixes the compensation of the Company's chief executive officer and reviews and approves the compensation of all other executive officers. In addition, the Committee is responsible for administration of the Company's Equity Compensation Plan and, in that capacity, reviewed and approved proposed grants of stock options during the year. The Committee generally approves option grants on a quarterly basis by written consent in lieu of a meeting. The Compensation Committee held two meetings during the 1999 fiscal year.

     The members of the Executive Committee during the 1999 fiscal year were F. Neal Hunter, Dolph W. von Arx and James E. Dykes. The Executive Committee was established to render advice and recommendations to the Board of Directors with regard to policies of the Company and the conduct of its affairs; to consider matters submitted to the Committee during intervals between meetings of the Board of Directors; and, subject to ratification by the full Board, to approve contracts, agreements and other material corporate matters. The Executive Committee held no meetings during the 1999 fiscal year.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent (10%) beneficial owners are required by Commission rules to furnish the Company with copies of all reports they file under Section 16(a).

    To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and beneficial owners were complied with on a timely basis during the fiscal year ended June 27, 1999, except that a report of one gift transaction by Dr. Carter was filed approximately six weeks after the date due and a report of one transaction by Mr. Haley was filed approximately four weeks after the date due. The Company had initially advised Mr. Haley the transaction was eligible for year-end reporting but later determined earlier reporting was required.

                          COMPARATIVE PERFORMANCE GRAPH

      The graph below compares, for the five-year period ended June 27, 1999, the cumulative total return on the Common Stock of the Company at each fiscal year end with returns on two indices -- a market index based on The Nasdaq Stock Market and an industry index based on Nasdaq-traded stocks of electronic components businesses. The indices were prepared by the Center for Research in Security Prices ("CRSP") of The University of Chicago. The market index is the CRSP Total Returns Index for The Nasdaq Stock Market--U.S. Companies, and the industry index is the CRSP Total Returns Index for Nasdaq Electronic Components Stocks--U.S. and Foreign. The graph assumes an investment of $100 on June 30, 1994 in the Company's Common Stock, and in each index, and also assumes the reinvestment of all dividends during the period shown.

             Comparison of Five-Year Cumulative Total Return for
          Cree Research, Inc. Common Stock, Nasdaq Market Index and
                       Nasdaq Electronic Components Index


                        [PERFORMANCE GRAPH APPEARS HERE]



Performance Graph Data        6-30-94 6-30-95  6-30-96  6-30-97  6-28-98 6-27-99

Cree Research, Inc.            $ 100   $ 274    $ 286    $ 233    $ 298  $1,271
  Common Stock

Nasdaq Market Index            $ 100   $ 134    $ 171    $ 208    $ 271   $ 374

Nasdaq Electronic              $ 100   $ 206    $ 218    $ 358    $ 362   $ 590
  Components Index

                             EXECUTIVE COMPENSATION

Overview

     The following table summarizes the compensation, for the fiscal years indicated, of the Company's chief executive officer and all other individuals serving as executive officers of the Company at June 27, 1999.

                           Summary Compensation Table

                                                      Long Term
                                                     Compensation
                               Annual Compensation      Awards
                               -------------------   ------------
                                                      Securities     All Other
     Name and          Year                           Underlying    Compensation
Principal Position     Ended   Salary ($) Bonus ($)   Options (#)     ($)(%)
------------------     -----   ---------- ---------  ------------   ------------

 F. Neal Hunter         1999    180,000   12,952        134,000          409
 Chairman of the        1998    150,000    7,053        180,000          690
 Board and Chief        1997    144,615      844            -0-          778
 Executive Officer (1)

 Charles M. Swoboda     1999    160,000   46,513         90,000          292
 President and Chief    1998    130,000    6,282        120,000          662
 Operating Officer (2)  1997     98,942      927         20,000          546

 Calvin H. Carter,      1999    125,000   14,354         66,000          428
 Jr., Ph.D., Executive  1998    122,000    5,700         90,000          673
 Vice President,        1997    108,605      565            -0-          688
 Director of
 Materials Technology
 and Director (3)

 Cynthia B. Merrell     1999    110,000   27,915         90,000          224
 Chief Financial        1998     87,865    3,143         28,000          485
 Officer and            1997     41,827      327          8,000           22
 Treasurer (4)

---------------------
(1) Mr. Hunter was appointed Chief Executive Officer in August 1994 and Chairman of the Board in August 1995.
(2) Mr. Swoboda was appointed President in January 1999 and Chief Operating Officer in June 1997 and previously served in other management positions with the Company.
(3) Dr. Carter was appointed Executive Vice President in June 1997 and was appointed as Director of Materials Technology in April 1997. He previously served as Vice President, New Product Development.
(4) Ms. Merrell was appointed Chief Financial Officer and Treasurer in July 1998 after serving as the Company's Interim Chief Financial Officer and Assistant Treasurer since January 1998. The 1997 annual compensation amount for Ms. Merrell reflects less than a full year, since her employment date was November 5, 1996.
(5) These amounts represent term life insurance premiums paid by the Company on behalf of the named executive officers.

Stock Option Awards

     The following table provides additional information about stock options granted to the named executive officers during the fiscal year ended June 27, 1999.

                            Option Grants in Last Fiscal Year

                                    Individual Grants              Potential Realizable
                        -----------------------------------------    Value at Assumed
                                                                     Annual Rates of
                                     % Total                           Stock Price
                        Number of    Options     Exer-               Appreciation for
                        Underlying  Employees    cise     Expira-     Option Term (3)
                         Options    in Fiscal    Price     tion    -------------------
Name                     Granted     Year (1)    ($/sh)   Date(2)      5%        10%
----                    ----------  ----------  --------  -------  --------- ----------
F. Neal Hunter (4)        134,000      7.8%      $7.625   7/1/08   $642,573  $1,628,406
Charles M. Swoboda (5)     90,000      5.3%      $7.625   7/1/08   $431,579  $1,093,706
Calvin H. Carter, Jr. (6)  66,000      3.9%      $7.625   7/1/08   $316,491  $  802,051
Cynthia B. Merrell (7)     90,000      5.3%      $7.625   7/1/08   $431,579  $1,093,706

--------------------
(1) Options to acquire an aggregate of 1,712,000 shares of Common Stock were granted to all employees of the Company during the fiscal year ended June 27, 1999.
(2) With certain exceptions in cases of death or disability, the options expire upon the earlier of 90 days after termination of the recipient's employment or ten years from the grant date.
(3) The potential realizable value was calculated by assuming 5% and 10% annual rates of appreciation of the underlying Common Stock from the date of grant until expiration of the maximum ten-year option term. These assumed appreciation rates and valuation methodology are prescribed by Commission rules and are not intended to forecast future appreciation of the Common Stock. The actual value, if any, realized from the options could be higher or lower than the values reported above.
(4) Of the options listed 14,000 vested on July 1, 1999. The remainder will vest in equal annual increments on July 1, 2000 and July 1, 2001, provided Mr. Hunter is employed by the Company at the vesting date.
(5) Of the options listed 10,000 vested on July 1, 1999. The remainder will vest in equal annual increments on July 1, 2000 and July 1, 2001, provided Mr. Swoboda is employed by the Company at the vesting date.
(6) Of the options listed 6,000 vested on July 1, 1999. The remainder will vest in equal annual increments on July 1, 2000 and July 1, 2001, provided Dr. Carter is employed by the Company at the vesting date.
(7) Of the options listed 30,000 vested on July 1, 1999. The remainder will vest in equal annual increments on July 1, 2000 and July 1, 2001, provided Ms. Merrell is employed by the Company at the vesting date.


Stock Option Exercises

    The following table provides information about stock options exercised by the named executive officers during the fiscal year ended June 27, 1999.

                              Aggregated Option Exercises in Last
                          Fiscal Year and Fiscal Year-End Option Values

                                                  Number of Securities        Value of Unexercised
                        Shares                   Underlying Unexercised       In-the-Money Options
                       Acquired      Value        Options at FY-End (#)           at FY-End ($)
Name                  on Exercise  Realized(1)  Exercisable/Unexercisable  Exercisable/Unexercisable
--------------        -----------  -----------  -------------------------  -------------------------
F. Neal Hunter          71,572     $2,057,392       130,000 / 224,000       $3,466,852 / $5,869,952
Charles M. Swoboda      16,000     $  304,750        80,000 / 150,000       $2,136,668 / $3,930,468
Calvin H. Carter, Jr.   63,572     $1,363,444        65,000 / 111,000       $1,733,426 / $2,909,226
Cynthia B. Merrell         -0-            -0-        24,800 / 101,200       $  603,950 / $2,608,800

---------------
(1) Represents the market value of shares acquired at the date of exercise less the exercise price paid to the Company, without adjustment for income or other taxes payable upon exercise. All of the options exercised were non-qualified options and the value realized upon exercise taxable as ordinary income.

(2) The value of the Common Stock at fiscal year end on June 27, 1999 was $33.375 per share (as adjusted for the July 1999 stock split) based on the last sale price on June 25, 1999 as reported by The Nasdaq Stock Market. The option values were determined by subtracting the aggregate exercise price of the options from the value of the Common Stock issuable upon exercise.

Report of the Compensation Committee on Executive Compensation

     The Compensation Committee reviews and establishes the compensation of the Company's chief executive officer. It also reviews and approves compensation recommendations submitted by the chief executive officer for all other executive officers. In addition, the Committee administers the Equity Compensation Plan and, in that capacity, is responsible for reviewing and approving stock options awarded under the plan. In the case of option grants to directors and executive officers, the Committee may recommend such grants for approval with the full Board serving as the committee for purposes of the plan. The policies followed by the Committee with respect to compensation of executive officers during the 1999 fiscal year, and the bases for Mr. Hunter's fiscal 1999 compensation, are discussed below.

     Compensation Philosophies

     The Compensation Committee seeks to adhere to practices that will enable the Company to attract and retain qualified executives, align the interests of executives with the long-term interests of the Company's shareholders and motivate executives to achieve targeted objectives. In furtherance of these goals, base salaries are generally set annually at levels which take into account both competitive and performance factors. The Company also relies to a substantial degree on stock options to attract and motivate its executives. During the 1999 fiscal year, compensation arrangements for executive officers consisted of base salary, stock option grants and other benefits available to Company employees generally, including bonuses paid pursuant to a quarterly profit-sharing program in which all employees participated. Executive officers, other than Mr. Hunter, were also awarded bonuses at the fiscal year end on Mr. Hunter's recommendation.

     Cash-Based Compensation

     The Committee determines the base salary of the chief executive officer and reviews and approves base salaries for the Company's other executive officers annually. In adjusting salaries, the Committee examines both qualitative and quantitative factors relating to corporate and individual performance. The qualitative factors in many instances necessarily involve a subjective assessment by the Committee. The Committee does not base its considerations on any single performance factor nor does it specifically assign relative weights to factors. It instead considers a variety of factors and evaluates individual performance against those factors both in absolute terms and in relation to the executive's peers at similar companies. The Committee also relies on the evaluations and recommendations of Mr. Hunter, who has served as Chief Executive Officer since 1994, in approving salary adjustments for other executive officers.

     As part of its review of fiscal 1999 salaries, the Committee considered an independent survey of executive officer compensation at a broad group of companies in the electrical and electronics industries. The positions surveyed included positions comparable to those of the Company's chief executive officer, chief operating officer and chief financial officer. Fiscal 1999 salaries approved for these three officers were in the second quartile (below the median) of the salaries reported in the survey for firms with $40 to $60 million in annual revenues.

     The Company's executive officers, including the chief executive officer, also participated with other eligible employees in a discretionary incentive compensation program during fiscal 1999. Under this program the Company paid quarterly bonuses based on pre-tax operating profits achieved in the quarter. The aggregate bonus pool was set at five percent (5%) of operating profits and prorated among employees based on wages earned during the quarter. For fiscal 2000, the Committee has approved a modified incentive compensation program to link executive compensation more closely with shareholder interests. Under the modified program, incentive compensation will be based on exceeding pre-established earnings per share goals.

     Equity Incentives

     The Company utilizes stock options granted under the Company's Equity Compensation Plan, which is administered by the Compensation Committee, to align shareholder and management interests by giving executive officers a substantial economic stake in long-term appreciation of the Company's stock. Since the Company's initial public offering in 1993, all options granted under the plan have been awarded with exercise prices set not less than the market value of the underlying stock on the grant date. Generally, option grants are awarded with a ten-year term and are subject to vesting over three to five years.

     The Compensation Committee takes into account all factors it deems appropriate in reviewing proposed option grants to executive officers, including the officer's position and level of responsibility, the officer's existing unvested option holdings, the potential reward to the officer if the stock price appreciates and the competitiveness of the officer's overall compensation arrangements, including stock options. Outstanding performance by an individual may also be taken into consideration. Option grants are often made to new executives upon commencement of employment and, on occasion, to executives in connection with a significant change in job responsibility. The Compensation Committee relies on Mr. Hunter's evaluations and recommendations in approving option grants to other executive officers. Based on the factors described above, during fiscal 1999 the Committee recommended, and the Board of Directors approved, grants to executive officers of options to purchase an aggregate of 380,000 shares of Common Stock.

     Chief Executive Officer Compensation

     The Compensation Committee followed the policies described above in approving Mr. Hunter's cash compensation for fiscal 1999 and the stock options awarded him during the year, taking into consideration a number of factors relating to corporate and individual performance. Of chief importance were the success of the Company, under Mr. Hunter's direction, in achieving increased profitability and earnings per share in recent years. Based on these factors the Committee approved Mr. Hunter's fiscal 1999 salary of $180,000, which represented a 20% percent increase over the prior year's salary.

     Mr. Hunter also received an option to purchase 134,000 shares of Common Stock at $7.625 per share, which was the closing market price on the date the option was granted. The option vested as to 14,000 shares in July 1999, and the remainder vests over the next two years in annual increments of 60,000 shares, subject to continued employment at the applicable vesting date. In addition, Mr. Hunter earned $12,952 in cash compensation during fiscal 1999 pursuant to the profit-sharing plan described above.

                                    THE COMPENSATION COMMITTEE
                                    James E. Dykes, Chairman
                                    Michael W. Haley
                                    Walter L. Robb, Ph.D.
                                    Dolph W. von Arx


Compensation Committee Interlocks and Insider Participation

     None of the members of the Compensation Committee during the 1999 fiscal year has ever served as an officer or employee of the Company. No interlocking relationships exist between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company. Certain members of the Compensation Committee own shares of common stock of C3, Inc., a customer of the Company. See "Certain Transactions" at page 12.

                              CERTAIN TRANSACTIONS
                              --------------------

Supply and Related Agreements with C3, Inc.

     The Company is a party to certain agreements with C3, Inc. ("C3"), a customer of the Company engaged in the fabrication and sale of gemstones made from silicon carbide. Mr. Hunter, the Company's Chairman and Chief Executive Officer, is a brother of Jeff N. Hunter, who serves as Chairman of the Board and Chief Executive Officer of C3, and of C. Eric Hunter. According to C3's proxy statement dated April 7, 1999 (the "C3 Proxy Statement"), Jeff N. Hunter at March 1, 1999 beneficially owned 4.3% of the outstanding shares of common stock of C3. According to a Schedule 13G report filed with the Commission January 20, 1999, C. Eric Hunter at January 18, 1999 beneficially owned 9.4% of the outstanding shares of common stock of C3. General Electric Pension Trust, which beneficially owns approximately 8.7% of the outstanding shares of the Company, at March 1, 1999 was the beneficial owner of 8.3% of the outstanding shares of C3 common stock, according to the C3 Proxy Statement. At August 13, 1999, five of the Company's directors (Messrs. Carter, Dykes, Palmour, Robb and von Arx) also held C3 shares, representing in the aggregate approximately 1.5% of the shares outstanding, with the largest individual holding representing less than one percent. No other directors or executive officers of the Company presently hold shares of C3 stock.

     The Company supplies silicon carbide to C3 pursuant to a supply agreement originally entered into in 1995 and amended and restated in June 1997. The agreement provides that the Company will supply silicon carbide to C3 on an exclusive basis for use in the fabrication of gemstones and that C3 will purchase certain of its requirements for such material from the Company. In related development agreements executed in 1997 and 1998, and amended and restated in July 1998, the Company has undertaken to develop improved processes for manufacturing large volume, colorless silicon carbide material for sale to C3. In addition, the Company and C3 are parties to an agreement executed in February 1996 under which the Company supplies certain electronic devices to C3 for use in gemstone testing equipment. During the fiscal year ended June 27, 1999, C3 purchased approximately $11.4 million in products and services from the Company under these agreements.

     The Company and C3 also executed agreements in May 1998 and May 1999 under which C3 agreed to purchase equipment to be constructed by the Company and retained by the Company for use in manufacturing material for sale to C3. The purchase price of the equipment is equal to the Company's labor and material costs incurred in construction, plus a reasonable allocation of overhead, subject to a maximum price of $3.4 million and $2.8 million under the 1998 and 1999 agreements, respectively. Construction under the 1998 agreement was begun during fiscal 1998 and completed in fiscal 1999. C3 paid the Company $3.4 million during fiscal 1999 as the purchase price of this equipment, which was equal to the Company's construction costs plus an overhead allocation of $603,000 (determined using the same methods as followed by the Company in its cost accounting for government contracts). Construction under the 1999 agreement was begun during the 1999 fiscal year but has not been completed; the Company charged C3 approximately $1.3 million (which included an overhead allocation of $202,000) for costs incurred under this agreement during fiscal 1999. Under the terms applicable to these purchases, C3 is obligated to transfer title to the equipment to the Company once it is fully depreciated.

Employment Agreement with C. Eric Hunter

     In May 1999 the Company entered into an employment agreement with C. Eric Hunter, a brother of the Company's Chairman and Chief Executive Officer. Mr. Hunter served as President and Chief Executive Officer of the Company from 1987 until 1994 and served as Chairman of the Company's Board of Directors from 1987 until 1995. He was engaged as a consultant to the Company from 1995 until expiration of the consulting agreement in June 1998. Mr. Hunter has developed and filed patent applications on several inventions relating to wide bandgap materials of interest to the Company. In view of the Company's interest in these inventions and Mr. Hunter's knowledge and expertise in wide bandgap materials generally, the Company entered into negotiations to acquire his rights in the inventions and to obtain his assistance on technical matters on a part-time basis.

     Pursuant to the May 1999 agreement, the Company employed Mr. Hunter at a salary of $15,000 per year as Senior Technology Advisor with responsibilities that include conceiving and evaluating ideas and inventions relating to wide bandgap materials. In the agreement, Mr. Hunter assigned to the Company rights to seven pending U.S. patent applications and one issued U.S. patent on inventions relating to wide bandgap materials, subject to previously granted license rights. In consideration of the assignment and other benefits under the agreement, the Company granted Mr. Hunter, on May 11, 1999, an option to purchase 134,400 shares of Common Stock at an exercise price equal to the closing market price on the grant date (adjusted for stock splits). The option vests over seven years in equal annual increments, subject to continued employment at the applicable vesting date. The employment agreement obligates Mr. Hunter not to engage in certain competitive activities during the ten-year term of the agreement and for three years thereafter. Neither party may terminate the agreement except for cause (as defined in the agreement) and except that Mr. Hunter may resign after seven years.


                   PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO
                     ARTICLES OF INCORPORATION TO CHANGE THE
                         CORPORATE NAME TO "CREE, INC."
                   ------------------------------------------

General

     The Board of Directors  has deemed  advisable  and approved an amendment to
Article I of the Company's Articles of Incorporation changing the corporate name from "Cree Research, Inc." to "Cree, Inc." The amendment would merely delete the word "Research" from the Company's current name. The text of Article I of the Articles of Incorporation would be amended to read, in its entirety: "The name of the Corporation is Cree, Inc."

     The Board of Directors believes that the proposed change in the Company's name, although minor, will result in a strengthened corporate identity, broadening the scope of the business implied by the name beyond research into the practical application of technology created by the Company and the resulting products manufactured and sold by the Company.

     Assuming the presence of a quorum, approval of the proposal to amend the Articles of Incorporation to change the Company's name requires the affirmative vote, either in person or by proxy, of at least a majority of all shares of the Common Stock voted at the Annual Meeting. Under North Carolina corporate law, abstentions are treated as non-votes in determining whether shareholders have approved a proposal. Abstentions and non-votes will have no effect on the vote to approve this proposal.

     The Board of Directors has unanimously approved the amendment to the Company's Articles of Incorporation to change the corporate name to "Cree, Inc."

                        The Board of Directors recommends
                      shareholders vote FOR Proposal No. 2.


                          PROPOSAL NO. 3 -- APPROVAL OF
                     AMENDMENTS TO EQUITY COMPENSATION PLAN
                     --------------------------------------

General

     The Board of Directors on August 24, 1999 adopted an amendment to the Equity Compensation Plan, subject to approval of the shareholders, to increase the number of shares of Common Stock that may be issued under the plan by 1,400,000 shares. The proposed increase represents less than 5% (approximately 4.7%) of the shares of Common Stock outstanding as of September 20, 1999. At that date, there were options to purchase 3,621,533 shares outstanding under the Equity Compensation Plan and 274,704 shares authorized for future awards under the plan. Of the shares available for future awards, 138,600 are authorized only for grants essential to the recruitment of new employees, leaving a balance of 136,104 shares available for general use under the terms of the plan. The Equity

Compensation Plan provides that the exercise price of options awarded under the plan cannot be less than the market value of the Common Stock on the grant date.

     In addition, the Board of Directors on August 24, 1999 adopted an amendment to the Equity Compensation Plan, subject to shareholder approval, to limit option awards to a participant in a fiscal year to a maximum number of shares. This amendment is intended to permit income recognized in connection with grants of options to qualify as "performance-based" compensation for purposes of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The amendment provides that options covering no more than 200,000 shares of Common Stock may be granted to a participant under the Equity Compensation Plan in any fiscal year of the Company (beginning with the current fiscal year), except that, in connection with a participant's initial employment with the Company, the participant may be granted options covering up to an additional 200,000 shares. Section 162(m) of the Code limits the deductibility for federal income tax purposes of compensation paid to any named executive officer to $1 million, unless the compensation qualifies as performance-based compensation.

     The ability to offer stock through options has been and will continue to be a necessary and beneficial method by which the Company can retain the services of employees and attract competent personnel. The Board of Directors believes that the Equity Compensation Plan will continue to promote the growth and prosperity of the Company by providing employees and others with an additional incentive to contribute their best efforts to the Company. The Board of Directors believes that options create this incentive by providing the recipient an opportunity to acquire a proprietary interest in the Company and thereby providing a means to participate in the future growth of the Company.

     Assuming the presence of a quorum, approval of the amendments to the Equity Compensation Plan requires the affirmative vote, either in person or by proxy, of at least a majority of all shares of Common Stock voted at the Annual Meeting. Under North Carolina corporate law, abstentions are treated as non-votes in determining whether shareholders have approved a proposal. Abstentions and non-votes will have no effect on the vote to approve this proposal.

     The Board of Directors has unanimously approved the amendments of the Equity Compensation Plan.

                        The Board of Directors recommends
                      shareholders vote FOR Proposal No. 3.


Description of Equity Compensation Plan

     The following description of the Equity Compensation Plan is merely a summary of some of its terms and provisions, is not intended to be a complete description of the Equity Compensation Plan and is qualified in its entirety by reference to the full text of the Equity Compensation Plan. This description assumes approval of the proposed amendments, tax matters relating to awards under the Equity Compensation Plan and benefits under the Equity Compensation Plan.

     The Equity Compensation Plan is not generally subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Equity Compensation Plan is not a qualified plan under Section 401 of the Code.

     Nature and Purpose

     The Equity Compensation Plan provides for grants to participants in the form of incentive stock options and nonqualified stock options. All awards made under the Equity Compensation Plan prior to the date of this Proxy Statement have been nonqualified stock options.

     The Equity Compensation Plan is designed, for the benefit of the Company, to attract and retain personnel of exceptional ability; to motivate such personnel through added incentives to make a maximum contribution to greater profitability; to develop and maintain a highly competent management team; and to be competitive with other similar companies with respect to executive and non-executive compensation.

     Administration

     The Equity Compensation Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). Members of the Committee are appointed by the Board of Directors from among its members to serve at the pleasure of the Board of Directors and may be removed by the Board of Directors in its discretion. The Committee has the exclusive right to interpret, construe and administer the Equity Compensation Plan and to select the persons eligible to receive awards. The Committee determines the number of stock options subject to an award and the form, terms, conditions and duration of each award. The Committee's decisions are conclusive, final and binding upon all parties.

     The  Committee  has  broad  discretion  to  adopt  rules,  regulations  and procedures of general application for the administration of the Equity Compensation Plan. In addition, the Committee has full power and authority to determine whether, to what extent and under what circumstances any award under the Equity Compensation Plan may be canceled or suspended if a participant, without the Committee's consent, while employed by the Company or after termination, becomes associated with, employed by, renders services to or owns any interest, other than any insubstantial interest, in any business that is in competition with the Company, as determined by the Committee in its discretion, or is terminated for cause, as determined by the Committee in its discretion.

     Securities To Be Offered

     The Company has been authorized to issue an aggregate of 5,480,000 shares of Common Stock under the Equity Compensation Plan since the inception of the plan in 1989. The proposed amendment to the Equity Compensation Plan will increase the number of authorized shares issuable under the Equity Compensation Plan by 1,400,000 shares. Thus, an aggregate of 6,880,000 shares will have been authorized for issuance pursuant to awards granted under the Equity Compensation Plan. Common Stock subject to awards under the Equity Compensation Plan will be made available from the authorized and unissued shares of Common Stock. The last sale price of the Common Stock on September 20, 1999 as reported by the Nasdaq-Amex Reporting Service was $43 per share.

     To the extent any shares of Common Stock awarded or subject to purchase under the Equity Compensation Plan are not delivered or purchased, or are reacquired by the Company, such shares are not charged against the aggregate number of shares available for awards under the Equity Compensation Plan and may again be awarded under the Equity Compensation Plan. This would occur, for example, upon a termination, expiration or cancellation of a stock option under the Equity Compensation Plan.

     The Committee will make equitable adjustments upon the occurrence of certain events that result in changes in the outstanding shares of Common Stock or that result in exchanges of shares of Common Stock for a different number or class of Common Stock or other securities of the Company or another corporation. These events include, without limitation, (i) a reorganization or recapitalization of the Company or reclassification of its shares, (ii) a stock split-up, stock dividend or consolidation of shares of Common Stock, (iii) a merger, consolidation or sale of assets of the Company, or (iv) any distribution to shareholders other than a cash dividend. Under such circumstances, adjustments may be made by the Committee in the limitation on the aggregate number of shares of Common Stock that may be awarded under the Equity Compensation Plan, the number and class of shares that may be subject to an award, the terms, conditions or restrictions applicable to outstanding stock options, including the purchase price for shares of Common Stock and the limitation on annual grants to an individual participant of a grant of options to purchase in excess of 200,000 shares of Common Stock described under "Incidents of Stock Options" below.

     The Committee is also authorized to make adjustments in performance-based criteria or in the terms and conditions of other awards under the Equity Compensation Plan in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may also correct any defects or omissions or reconcile any inconsistencies in the Equity Compensation Plan or any agreements evidencing awards under the Equity Compensation Plan in the manner and to the extent it shall deem desirable. Moreover, the Committee may, in its discretion, make such adjustments in the terms of awards under the Equity Compensation Plan as it deems appropriate if the Company assumes any outstanding employee benefit awards or the right or obligation to make future awards in connection with the acquisition of any other entity.

     Eligible Participants

     The Committee has the exclusive right to determine those persons eligible to participate in the Equity Compensation Plan and will select the persons eligible to receive awards. Subject to the foregoing, any employee of the Company, as well as any other person, including directors, may participate in the Equity Compensation Plan if the Committee determines such participation is in the best interest of the Company, subject to any limitations as may be provided by applicable law or the Committee. As of September 20, 1999, the Company had approximately 437 employees (including part-time employees) and seven directors, four of whom were not employees of the Company.

     Types of Awards

     The Committee has broad discretion to determine the terms and conditions of incentive stock options and nonqualified stock options granted under the Equity Compensation Plan. Each option granted will be evidenced by a written agreement setting forth the terms and conditions of the option. Each such agreement will also be subject to and incorporate the applicable terms and conditions of the Equity Compensation Plan and any other terms and conditions, not inconsistent with the Equity Compensation Plan, required by the Committee.

     Incentive Stock Options

     The Company is authorized to grant incentive stock options ("ISOs") that may be entitled to favorable tax treatment under Section 422 of the Code. See "Tax Effects of Equity Compensation Plan" below. ISOs may be granted to eligible participants under the Equity Compensation Plan at such time or times as determined by the Committee until July 1, 2005, subject to certain conditions described below.

     The exercise price of an ISO under the Equity Compensation Plan may not be less than 100% of the fair market value of the Common Stock at the date of grant (110% for 10% owners of the Company). The fair market value of the Common Stock for any day in question will be determined for purposes of the Equity Compensation Plan based upon the closing price of the Common Stock as reported on the exchange on which the Common Stock is traded, if the Common Stock is traded on an exchange, or the last sale price of the Common Stock on The Nasdaq Stock Market if the Common Stock is traded on The Nasdaq Stock Market. The Committee is also authorized to establish an alternate method of determining fair market value of the Common Stock.

     An ISO granted under the Equity Compensation Plan must be exercised in whole or in part from time to time within 10 years from the date of grant (5 years for 10% owners of the Company), or such shorter period as specified by the Committee in the corresponding award agreement. Upon a termination of employment of the optionee with the Company, as determined by the Committee in its discretion, the ISO will lapse and cease to be exercisable upon, or within such period following, the termination of employment, as determined by the Committee and provided in the award agreement. In no event, however, can the period of time during which an ISO remains exercisable following a termination of employment exceed three months, unless employment is terminated because of death or disability of the optionee, or death occurs following termination of employment and while an ISO was still exercisable. In either case, the period of time during which an ISO right may be exercised cannot exceed one year after the date of death or, if termination arose as a result of a disability, one year from the date of disability. In no event can the period of time following a termination of employment during which an ISO may be exercised extend beyond the original exercise period of the ISO.

     The amount of ISOs first exercisable by any one participant in any calendar year that may receive favorable tax treatment as ISOs is generally limited to $100,000. To the extent the aggregate fair market value of the shares of Common Stock with respect to which ISOs are first exercisable in a calendar year by an eligible participant exceeds $100,000, such options will be treated as nonqualified stock options. The aggregate fair market value of the Common Stock for these purposes is determined as of the date the ISO is granted.

     An ISO granted under the Equity Compensation Plan also will be subject to such other terms and conditions as the Committee deems necessary to impose in order to qualify the ISO under Section 422 of the Code, as well as any other terms and conditions not inconsistent with the ISO provisions of the Equity Compensation Plan as determined by the Committee.

     At any time, the Committee may offer to buy out any ISO previously granted, based on such terms as are communicated to the participant at the time of the offer. Payment may be made in cash or Common Stock.

     Nonqualified Stock Options

     The Company may also grant nonqualified stock options ("NQSOs") to eligible participants to purchase shares of Common Stock at such time or times as determined by the Committee. These stock options will not be eligible for the favorable tax treatment available to ISOs under Section 422 of the Code. The exercise price of an NQSO under the Equity Compensation Plan will be established by the Committee in the agreement evidencing the award but may not be less than 100% of the fair market value of the Common Stock on the date of grant.

     An NQSO under the Equity Compensation Plan will be exercisable in full or in part from time to time as specified by the Committee or in the corresponding award agreement. Upon termination of employment of the optionee, the NQSO will lapse and cease to be exercisable upon, or within such period following, the termination of employment as determined by the Committee and specified in the award agreement. The period of time during which the NQSO may be exercisable following termination of employment cannot exceed three months except in certain circumstances. If the termination of employment is as a result of death or disability, such period may not exceed one year after the date of death or disability. If death occurs following termination of employment while the NQSO remains exercisable, such period may not exceed one year after the date of death. In no event will such period extend the original exercise period of the NQSO. An NQSO also may be subject to such other terms and conditions, not inconsistent with the Equity Compensation Plan, as determined by the Committee.

     Incidents of Stock Options

     Each stock option granted under the Equity Compensation Plan will be subject to such terms and conditions, not inconsistent with the Equity Compensation Plan, as may be determined by the Committee.

     Except as provided otherwise by the Committee, a stock option granted under the Equity Compensation Plan will not be transferable by the participant other than by will or the laws of descent and distribution, or, to the extent otherwise allowed by applicable law, pursuant to a qualified domestic relations order, as defined by the Code and the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and will be exercisable during the lifetime of the participant only by the participant or his or her guardian or legal representative. The Committee may permit the transfer of an NQSO by gift conditioned upon and subject to compliance with applicable laws.

     The purchase price for shares of Common Stock upon exercise of a stock option under the Equity Compensation Plan will be payable in such amounts, at such times, and upon such terms as will be determined by the Committee. The Committee may establish payment terms for the exercise of stock options that permit the participant to deliver shares of Common Stock with a fair market value equal to the stock option exercise price as payment upon exercise of a stock option.

     No cash dividends will be paid on shares of Common Stock subject to unexercised stock options under the Equity Compensation Plan. The Committee may, in its discretion, provide for the payment of "dividend equivalents" on shares of Common Stock subject to an exercisable stock option under the Equity Compensation Plan. The Committee may also, in its discretion, authorize payment of "interest equivalents" on dividend equivalents under the Equity Compensation Plan.

    To the extent a participant may be required to pay the Company amounts with respect to income and employment tax withholding in connection with the exercise of NQSOs and/or with respect to certain dispositions of Common Stock acquired upon exercise of ISOs, the Committee, in its sole discretion, may permit the participant to satisfy the obligation by making an irrevocable election that a portion of the total fair market value of the applicable shares of Common Stock be applied to the satisfaction of the withholding obligations.

     No participant may be granted, in any fiscal year of the Company, options to purchase more than 200,000 shares of Common Stock, except that, in connection with a participant's initial employment with the Company, the participant may be granted an additional 200,000 shares.

     Effects of Change in Control

     In the event of a change of control, any or all of the then-outstanding options granted on or before January 31, 1999 shall automatically become fully vested and, except as cashed out (as described below), exercisable effective immediately prior to the change in control. Outstanding stock options granted after January 31, 1999 shall vest and become exercisable only as provided in the applicable stock option agreement. The Committee in its discretion may direct that the value of all outstanding stock options, in each case to the extent vested, be cashed out on the basis of the change in control price as of the date such change in control is determined to have occurred or such other date as the Committee may determine prior to the change in control. For these purposes, "change in control price" means the highest price per share of Common Stock paid in any transaction reported on The Nasdaq Stock Market or any exchange on which the Common Stock is traded, or paid or offered in any bona fide transaction related to a change in control of the Company, at any time during the 120-day period immediately preceding the occurrence of the change in control, as determined by the Committee. The Committee has discretion to take such actions that are not inconsistent with these terms as the Committee deems necessary or advisable in the event of a change in control.

     A "change in control" will be deemed to have occurred if (a) any person, including a group, but not the Company or any subsidiary or employee benefit plan thereof, who together with its affiliates and associates becomes the beneficial owner of at least 20% of the then-outstanding Common Stock or voting power of the then-outstanding securities of the Company entitled to vote in the election of directors; (b) a sale or disposition of all or substantially all of the Company's assets is consummated, other than a sale or disposition that would not have constituted a change in control if it had been structured as a merger or consolidation; (c) the Company's shareholders approve a definitive agreement or plan to liquidate the Company; (d) the Company is merged with or consolidated into another entity unless, immediately following such transaction, (i) incumbent directors (described below) represent more than 50% of the governing body of the surviving entity at the time the initial agreement for the transaction is signed, (ii) no person, together with its affiliates and associates, is the beneficial owner, directly or indirectly, of 20% or more of the then-outstanding equity interests of the surviving entity entitled to vote generally in the election of members of its governing body and (iii) more than 50% of the then-outstanding equity interests of the surviving entity and the combined voting power of the then-outstanding equity interests of the surviving entity entitled to vote generally in the election of members of its governing body is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the shares of Common Stock immediately prior to such transaction in substantially the same proportions as their ownership immediately prior to such transaction; or (e) during any period of 24 consecutive months, the incumbent directors at the beginning of such period cease for any reason other than death to constitute at least a majority of the Board of Directors, provided that a director will be deemed to be an incumbent director if such director, although not a director at the beginning of such 24-month period, was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors then qualified as incumbent directors.

     Amendment and Termination

     The Equity Compensation Plan will continue in effect until terminated by the Company. Notwithstanding the perpetual nature of the Equity Compensation Plan, ISOs may only be granted under the Equity Compensation Plan until July 1, 2005.

     Upon the recommendation of the Committee or otherwise, the Board of Directors may amend the Equity Compensation Plan. To the extent required by Code
Section 422, no amendment to the Equity Compensation Plan may be made without approval by the Company's shareholders that would make certain changes, including (i) altering the group of persons eligible to participate in the Equity Compensation Plan, (ii) increasing the maximum number of shares of Common Stock or stock options available for awards under the Equity Compensation Plan (except as otherwise provided in the Equity Compensation Plan), (iii) extending the period during which ISOs may be granted under the Equity Compensation Plan beyond July 1, 2005, (iv) limiting or restricting the powers of the Committee in administering the Equity Compensation Plan, (v) changing the definition of participants eligible for ISOs or increasing the limit or value of shares of Common Stock for which eligible participants may be granted ISOs under the Equity Compensation Plan, (vi) materially increasing the benefits accruing to participants under the Equity Compensation Plan, (vii) materially modifying the requirements of eligibility for participation in the Equity Compensation Plan or
(viii) changing the amendment provisions of the Equity Compensation Plan.

     Notwithstanding the foregoing, no amendment to or discontinuation of the Equity Compensation Plan or any provision thereof may adversely affect any award previously granted to a participant under the Equity Compensation Plan without the written consent of such participant. The Committee is empowered to determine whether an amendment or discontinuation adversely affects any existing award. The Committee retains the power to (i) annul any award if the participant is terminated for cause as determined by the Committee, (ii) provide for the forfeiture of shares of Common Stock or other gain under an award as determined by the Committee for competing against the Company and (iii) convert any outstanding ISO to an NQSO. If a change in control has occurred, no amendment or termination will impair the rights of any person with respect to an outstanding award as discussed under "Effects of Change in Control" above.

     Resale Restrictions

     Participants under the Equity Compensation Plan may be restricted under certain circumstances in their ability to resell shares of Common Stock purchased or awarded under the Equity Compensation Plan. Resale restrictions maybe imposed by virtue of the provisions of the Equity Compensation Plan and the applicable award agreement and/or by application of the federal and state securities laws.

Tax Effects of Equity Compensation Plan

     The following discussion of the federal income tax consequences of awards granted under the Equity Compensation Plan is intended only as a summary of the present federal income tax treatment of stock options under the Equity Compensation Plan. The federal income tax laws pertaining to Equity Compensation Plan are highly technical, and such laws are subject to change at any time. This summary does not discuss the tax consequences of a participant's death or the provisions of the income tax laws of any municipality, state or foreign country in which a participant may reside. Some variations on the federal income tax effects of Equity Compensation Plan participation described below may occur with respect to participation by persons subject to Section 16(b) of the Exchange Act.

     Incentive Stock Options

     Although the Company has obtained neither a letter ruling from the IRS nor an opinion of counsel stating that the ISO provisions of the Equity Compensation Plan constitute an incentive stock option plan under the Code, it is expected that the options granted under the ISO provisions of the Equity Compensation Plan will qualify as ISOs for federal income tax purposes.

     In general, no taxable income will be realized by an optionee, and no federal income tax deduction will be allowed to the Company, upon the grant or exercise of an ISO. The federal income tax consequences of a disposition of Common Stock received pursuant to the exercise of an ISO will depend upon whether the optionee has held the shares for the requisite holding period. If the optionee disposes of such shares after the later to occur of (a) two years from the date of the grant of the ISO or (b) one year after the date of the transfer of the shares to him (the "Holding Period"), then any gain or loss to the optionee will be taxed as a capital gain or loss according to the rules of sales and exchanges generally. The amount subject to tax will be the difference between the amount realized and the optionee's cost basis in the shares of

Common Stock, which difference will be a capital gain or loss if the shares are held as a capital asset. In such event, the Company will not be entitled to a tax deduction by reason of the disposition. For purposes of this discussion, "disposition" means a lifetime transfer of legal title, such as by sale, exchange, or gift, but does not include a transfer that is triggered by death, such as one by bequest or inheritance or one made by a decedent to his estate.

     A "disqualifying disposition" takes place if the optionee makes a disposition of the shares of Common Stock acquired through the exercise of an ISO before satisfying the Holding Period. If a "disqualifying disposition" occurs, the optionee must include as ordinary income the gain realized on that disposition to the extent of the lesser of (a) the fair market value of the Common Stock on the date of exercise of the ISO minus the option price or (b) the amount realized on the disposition minus the option price. The excess, if any, of the realized gain over the ordinary income component will be taxable as capital gain. Upon the occurrence of a "disqualifying disposition," the Company will be entitled to deduct, as compensation paid, the amount so included as ordinary income by the optionee.

     The federal alternative minimum tax consequences of the exercise of an ISO under the Equity Compensation Plan may differ from the general federal income tax consequences of such exercise. The difference between the option price and the fair market value of the shares upon exercise will be a preference item subject to the federal alternative minimum tax.

     Nonqualified Stock Options

     Holders of NQSOs will not be entitled to the special tax treatment afforded by Sections 421 and 422 of the Code in connection with ISOs. Under the Code, an optionee granted an NQSO will realize no taxable income upon grant of the NQSO but will be deemed to have realized ordinary taxable income equal to the excess of the fair market value of the stock acquired at the time of the exercise of the NQSO over the option price paid. If the optionee is an employee, the Company is required for federal income tax purposes to withhold tax on the amount of income realized by the optionee in the transaction. The Company will be entitled to a deduction for federal income tax purposes in the year the optionee must report the income in an amount equal to the ordinary income realized by the optionee as a result of exercise of his NQSO.

     An optionee's tax basis in shares acquired upon the exercise of an NQSO will be the fair market value of such shares used to determine the amount of ordinary taxable income reported by the optionee with respect to the exercise of the NQSO. Upon any sale of such shares of Common Stock, the optionee's gain or loss will therefore equal the difference between the sale price and such tax basis. Any such gain or loss will be short or long-term capital gain or loss, depending on whether the shares have been held for at least 12 months.


                          PROPOSAL NO. 4 -- APPROVAL OF
                    ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN
                    ----------------------------------------

General

     The Board of Directors adopted the Employee Stock Purchase Plan (the "Purchase Plan") on July 29, 1999, subject to the approval of the shareholders. The Purchase Plan will provide employees of the Company and its majority-owned subsidiaries with an opportunity to purchase Common Stock through payroll deductions at a price that is 85% of the lower of the fair market value of Common Stock at the beginning of a participation period or on a purchase date. The Board of Directors has reserved 300,000 shares of Common Stock for issuance under the Purchase Plan.

     At the Annual Meeting, the shareholders are being asked to approve the adoption of the Purchase Plan and the authorization of 300,000 shares of Common Stock to be issued under the Plan.

     Assuming the presence of a quorum, approval of the adoption of the Purchase Plan requires the affirmative vote, either in person or by proxy, of at least a majority of all shares of the Common Stock voted at the Annual Meeting. Under North Carolina corporate law, abstentions are treated as non-votes in determining whether shareholders have approved a proposal. Abstentions and non-votes will have no effect on the vote to approve this proposal.

     The Board of Directors has unanimously approved the adoption of the Purchase Plan and the number of shares reserved under the Purchase Plan.

                        The Board of Directors recommends
                      shareholders vote FOR Proposal No. 4.

Description of Purchase Plan

     The following is a summary of the terms of the Purchase Plan.

     Purpose

     The purpose of the Purchase Plan will be to provide employees (including officers) of the Company and its majority-owned subsidiaries with an opportunity to purchase Common Stock through payroll deductions.

     Administration

     The Purchase Plan will be administered by the Board of Directors or by a committee appointed by the Board of Directors. All questions of interpretation or application of the Purchase Plan will be determined by the Board of Directors or its committee, whose decisions will be final, conclusive and binding upon all parties.

     Eligibility and Participation

     Any individual who is an employee for tax purposes of the Company or any of its majority-owned subsidiaries designated from time to time by the Board of Directors will be eligible to participate in the Purchase Plan, provided that he or she begins employment at least 30 days prior to the date his or her participation in the Purchase Plan is effective, and subject to additional limitations imposed by Section 423(b) of the Code and limitations on stock ownership described in the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering to the Company's human resources office, prior to the commencement of the applicable participation period, a subscription agreement authorizing payroll deductions.

     Participation Periods

     The Purchase Plan will be implemented by consecutive, overlapping participation periods generally of 12 months duration, with new participation periods normally beginning in November and May of each year. Each participation period will have two purchase dates, one in October and the other in April. If the Purchase Plan is adopted by the shareholders at the Annual Meeting, the first  participation  period will begin on the date of the Annual  Meeting.  The
Board of Directors will have the power to alter the duration of the participation periods and purchase dates without shareholder approval.

     Purchase Price

     The purchase price at which shares will be sold on a purchase date under the Purchase Plan will be 85% of the lower of the fair market value of Common Stock (i) on the date of commencement of the 12-month participation period or
(ii) on the purchase date. The fair market value of Common Stock on a given date will be the closing sale price on the Nasdaq National Market for that date.

     Payroll Deductions

     The purchase price of the shares to be acquired under the Purchase Plan will be accumulated by payroll deductions over the participation period. The rate of deductions may not exceed 15% of a participant's compensation. A participant may discontinue his or her participation in the Purchase Plan or may change the rate of payroll deductions one time during any two purchase dates by filing with the Company a new authorization for payroll deductions. All payroll deductions made for a participant will be credited to his or her account under the Purchase Plan and will be deposited with the general funds of the Company to be used for any corporate purpose.

     Grant and Exercise of Option

     At the beginning of a participation period, each participant will be granted an option to purchase on the purchase dates up to that number of shares equal to the participant's accumulated payroll deductions for the participation period divided by the applicable purchase price; provided that the number of shares subject to an option shall not exceed 1,000 shares of Common Stock on any purchase date. On each purchase date prior to a participant's withdrawal from the Purchase Plan, the maximum number of full shares subject to an option that are purchasable with the accumulated payroll deductions in the participant's account will be purchased for the participant at the applicable purchase price. If, on any purchase date the number of shares available for purchase under the Purchase Plan exceeds the number of shares remaining available, the Company may make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as practicable, and then either terminate the participation periods then in effect or permit them to continue.

     No employee may participate in the Purchase Plan if, immediately after the grant of an option, the employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or of its majority-owned subsidiaries (including stock that may be purchased under the Purchase Plan or pursuant to any outstanding options), nor will any employee be entitled to buy more than $25,000 worth of stock (determined based on the fair market value of the shares at the time the option is granted) under all employee stock purchase plans of the Company or any subsidiary in any calendar year.

     Withdrawal

     An employee may terminate his or her participation in a given participation period by giving written notice to the Company of his or her election to withdraw at any time prior to the end of the applicable participation period. All payroll deductions taken during the participation period will be returned to the participant upon receipt of the withdrawal notice. Such withdrawal will automatically terminate the participant's interest in that participation period but will not have any effect upon the participant's eligibility to participate in subsequent participation periods.

     Termination of Employment

     Termination of a participant's employment for any reason, including retirement or death, will cancel his or her participation in the Purchase Plan immediately.

     Adjustments for Changes in Capitalization

     In the event any change is made in the Company's capitalization during a participation period, such as a stock split or stock dividend on Common Stock, which results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustments will be made in the purchase price and in the number of shares subject to purchase under the Purchase Plan, as well as in the number of shares reserved for issuance under the Purchase Plan.

     In the event of the proposed dissolution or liquidation of the Company, the participation periods then in progress will be shortened. A new purchase date prior to the date of the proposed dissolution or liquidation will be set, and the Purchase Plan will terminate thereafter. In the event of a merger or sale of substantially all of the assets of the Company, outstanding options under the Purchase Plan will be assumed by the successor corporation or equivalent options will be substituted, or the participation periods then in effect will be shortened and a new purchase date will be set.

     Nonassignability

     No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned, transferred or otherwise disposed of in any way for any reason other than death. Any attempt to do so may be treated by the Company as an election to withdraw from the Purchase Plan.

     Amendment and Termination of Purchase Plan

     The Board of Directors may at any time amend or terminate the Purchase Plan, except that neither termination of the Purchase Plan nor any amendment may adversely affect options previously granted or the rights of any participant. The Company will seek shareholder approval of the Purchase Plan and any amendments thereto to the extent that shareholder approval is necessary or desirable to comply with the applicable Code sections and rules and regulations thereunder governing employee stock purchase plans, as in effect at the time of the approval of the Purchase Plan or any proposed amendment, or any other applicable laws, rules or regulations. The Purchase Plan will terminate 10 years from the date it is adopted by the shareholders, unless sooner terminated.

Tax Effects of Purchase Plan

     The Purchase Plan is intended to qualify as an "employee stock purchase plan" under the provisions of Sections 421 and 423 of the Code. Under these provisions, participants will not recognize income for federal income tax purposes either upon enrollment in the Purchase Plan or upon any purchase of stock thereunder. All tax consequences are deferred until a participant sells the stock acquired under the Purchase Plan, disposes of such stock by gift or dies.

     Upon disposition of the shares, a participant will be subject to tax, and the amount of the tax will depend upon the holding period. If the shares have been held by the participant for more than two years after the date of the option grant and more than one year after exercise of the option, the lesser of
(a) the excess of the fair market value of the shares at the time of such disposition over the option price, or (b) the excess of the fair market value of the shares at the time the option was granted over the option price (which option price will be calculated as of the grant date) will be treated as ordinary income, and any further gain will be taxed as long-term capital gain. If the participant disposes of the shares before the expiration of these holding periods, the participant will generally recognize ordinary income for federal income tax purposes equal to the excess of the fair market value of the shares on the exercise date over the option price. Any further gain or loss will be long-term or short-term capital gain or loss, depending on the holding period.

     The Company will be entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the holding periods described above.

     The foregoing does not purport to be a complete summary of the effect of federal income taxation of Purchase Plan transactions upon participants and the Company. It also does not discuss the tax consequences of a participant's death or the provisions of the income tax laws of any municipality, state or foreign country in which a participant may reside.


                        PROPOSAL NO. 5 -- RATIFICATION OF
                        SELECTION OF INDEPENDENT AUDITORS
                        ---------------------------------

     The Board of Directors has selected Ernst & Young LLP as the independent auditors of the Company for the current fiscal year. The selection is being submitted to the shareholders for ratification at the Annual Meeting; if the shareholders do not vote for ratification, the Board will reconsider such selection. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

     The Company engaged Ernst & Young LLP as its new principal independent auditors on September 21, 1998. PricewaterhouseCoopers LLP, the Company's former principal independent accountants, reported on the Company's financial statements for the fiscal year ended June 28, 1998. The Audit Committee of the Board of Directors recommended the change of accountants to the Board, and the Board approved the recommendation. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Annual Meeting.

     The reports of PricewaterhouseCoopers LLP on the Company's financial statements for the two fiscal years ended June 30, 1997 and June 28, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit for the two fiscal years ended June 30, 1997 and June 28, 1998 and through September 21, 1998, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the dis-agreement in its report on the financial statements for such years. During the two fiscal years ended June 30, 1997 and June 28, 1998 and through September 21, 1998, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission. At the Company's request, PricewaterhouseCoopers LLP furnished the Company with a let-ter addressed to the Commission, dated September 23, 1998, a copy of which has been filed as an exhibit to the Company's Form 8-K dated September 25, 1998, pursuant to which PricewaterhouseCoopers LLP agreed with the above statements.

     During the two fiscal years ended June 30, 1997 and June 28, 1998 and through September 21, 1998, the Company did not consult with Ernst & Young LLP on matters (i) regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) which concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K, Item 304).

     Ratification of the selection of Ernst & Young LLP requires the affirmative vote of at least a majority of the shares of the Common Stock voted at the Annual Meeting. Under North Carolina corporate law, abstentions are treated as non-votes in determining whether shareholders have approved a proposal. Abstentions and non-votes will have no effect on the vote to approve this proposal.

                        The Board of Directors recommends
                      shareholders vote FOR Proposal No. 5.

                                 OTHER BUSINESS

     The Company currently knows of no other matter to be submitted at the Annual Meeting. Under the Company's Bylaws, any shareholder desiring to present a proposal for consideration at the meeting, including any director nomination, was required to give the Company written notice of the proposal by a certain date. No timely proposals have been received. Should any other business properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend except as noted below. Pursuant to the Company's Bylaws, the size of the Board of Directors was fixed at nine members in 1988 but since then no more than seven persons have served on the Board at any one time. Consistent with prior practice only seven persons have been nominated for election at the Annual Meeting, and under the rules of the Securities and Exchange Commission the enclosed proxy cannot be voted for more than seven nominees.


                      AVAILABILITY OF REPORT ON FORM 10-K

     A copy of the Company's report on Form 10-K for the fiscal year ended June 27, 1999 will be furnished without charge to any person solicited hereby upon written request directed to: Investor Relations Manager, Cree Research, Inc., 4600 Silicon Drive, Durham, North Carolina 27703.

Dated:  September 30, 1999

                               CREE RESEARCH, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints F. Neal Hunter and Calvin H. Carter, Jr., and each of them individually, as proxies and attorneys-in-fact of the undersigned, with full power of substitution, to represent the undersigned and to vote, in accordance with the directions in this proxy, all of the shares of stock of Cree Research, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Cree Research, Inc. to be held at the offices of the corporation at 4600 Silicon Drive, Durham, North Carolina, on Tuesday, November 2, 1999, at 10:00 a.m. local time, and at any and all adjournments thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE. UNLESS A CONTRARY DIRECTION IS MARKED, THE PROXYHOLDERS WILL VOTE FOR ELECTION OF THE DIRECTOR NOMINEES AND APPROVAL OF THE OTHER MATTERS LISTED ON THE REVERSE, AND IN THE PROXYHOLDERS' DISCRETION WITH RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, ALL AS MORE SPECIFICALLY SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT DATED SEPTEMBER 30, 1999, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

             (Please sign and date on the reverse side and promptly
                        return in the enclosed envelope.)

[X] Please mark your votes as in this example.

     PLEASE RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. If you receive more than one proxy, please date and sign each one and return all proxies in the same envelope.

                 FOR all
                 nominees
                  listed        WITHHOLD AUTHORITY
                 at right        to vote for all
                (except as          nominees
               marked below)     listed at right
               -------------    ------------------
                                                     Nominees:
1. Election of    [ ]            [ ]                 F. Neal Hunter
   of                                                Calvin H.Carter, Jr., Ph.D.
   Directors                                         John W. Palmour, Ph.D.
                                                     Walter L. Robb, Ph.D.
                                                     Michael W. Haley
                                                     Dolph W. von Arx
                                                     James E. Dykes

   To withhold authority to vote for fewer than all nominees, write the name(s) here:
         -----------------------------------------------------------------------

                                          FOR           AGAINST       ABSTAIN

2. Approval of proposed amendment         [ ]             [ ]           [ ]
   of the Articles of Incorporation
   to change the corporate name to
   "Cree, Inc."
3. Approval of the proposed amendments    [ ]             [ ]           [ ]
   to the Equity Compensation Plan
4. Approval of adoption of the 1999       [ ]             [ ]           [ ]
   Employee Stock Purchase Plan
5. Ratification of the selection of       [ ]             [ ]           [ ]
   Ernst & Young LLP as auditors

Any proxy heretofore given by the undersigned is hereby revoked.

Please check box if you intend to attend the Annual Meeting in person. Please complete, sign and return this proxy whether or not you intend to attend the meeting. [ ]

Signature:                                              Date:
          --------------------------------------------         -----------------
IMPORTANT: Please sign exactly as printed name appears above.  Executors, admin-
           istrators, trustees and other fiduciaries should give full titles when signing. If shares are registered in two or more names, each person should sign. If the shareholder is a corporation, please have an authorized officer sign, stating title. If a partnership, please have signed in the partnership name by an authorized representative, stating title.

                                   APPENDIX A

                               CREE RESEARCH, INC.
                            EQUITY COMPENSATION PLAN

   (As amended and restated August 24, 1999, subject to shareholder approval with respect to amended Section 3.5 and new Section 6.9)

                         ARTICLE I - GENERAL PROVISIONS

1.1 The Plan is designed, for the benefit of the Company, to attract and retain for the Company personnel of exceptional ability; to motivate such personnel through added incentives to make a maximum contribution to the Company; to develop and maintain a highly competent management team; and to be competitive with other companies with respect to executive compensation.

1.2 Awards under the Plan may be made to Participants in the form of Incentive Stock Options and Nonqualified Stock Options.

1.3 The Cree Research, Inc. Equity Compensation Plan was initially adopted effective August 2, 1989, was amended and restated in the form of the Plan effective as of July 1, 1995 (the "Effective Date") and has been most recently amended and restated effective as of August 18, 1999.

                            ARTICLE II - DEFINITIONS

      Except where the context otherwise indicates, the following definitions apply:

2.1 "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

2.2 "Agreement" means the written agreement evidencing each Award granted to a Participant under the Plan.

2.3 "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including an Incentive Stock Option or a Nonqualified Stock Option.

2.4   "Board" means the Board of Directors of Cree Research, Inc.

2.5   "Change in Control"  means the  occurrence  of an event defined in Section
      7.1 of the Plan.

2.6 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.7 "Committee" means the Compensation Committee of the Board or such other committee consisting of two or more members of the Board as may be appointed by the Board to administer this Plan pursuant to Article III. Committee members may also be appointed for such limited purposes as may be provided by the Board.

2.8 "Company" means Cree Research, Inc., a North Carolina corporation, and its successors and assigns. The term "Company" shall include any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code, as modified by Section 415(h) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code. With respect to all purposes of the Plan, including, but not limited to, the establishment, amendment, termination, operation and administration of the Plan, Cree Research, Inc. shall be authorized to act on behalf of all other entities included within the definition of "Company."

2.9 "Disability" means (i) with respect to a Participant who is eligible to participate in the Company's program of long-term disability insurance, a condition with respect to which the Participant is entitled to commence benefits under such program of long-term disability insurance, and (ii) with respect to any Participant (including a Participant who is eligible to participate in the Company's program of long-term disability insurance), a disability as determined under procedures established by the Committee or in any Award.

2.10 "Early Retirement" shall mean retirement from active employment with the Company, with the express consent of the Committee, pursuant to early retirement provisions established by the Committee or in any Award.

2.11 "Eligible Participant" means any employee of the Company, as shall be determined by the Committee, as well as any other person, including directors, whose participation the Committee determines is in the best interest of the Company, subject to limitations as may be provided by the Code, the Act or the Committee.

2.12 "Fair Market Value" means, with respect to any given day, the following:

      (a) If the Stock is not listed for trading on a national securities exchange but is listed on the Nasdaq National Market or The Nasdaq Small-Cap Market of The Nasdaq Stock Market, then the Fair Market Value shall be the last sale price of the Stock on the date of reference, as reported by the Nasdaq-Amex Reporting Service, or such other source as the Board deems reliable.

      (b) If the Stock is listed for trading on any national securities exchange, then the Fair Market Value shall be the closing price of the Stock on such exchange on the date of reference.

      The Committee may establish an alternative method of determining Fair Market Value.

2.13 "Incentive Stock Option" means a Stock Option granted under Article IV of the Plan, and as defined in Section 422 of the Code.

2.14 "Nonqualified Stock Option" means a Stock Option granted under Article V of the Plan.

2.15 "Normal Retirement" shall mean retirement from active employment with the Company on or after age 65, or pursuant to such other requirements as may be established by the Committee or in any Award.

2.16 "Option Grant Date" means, as to any Stock Option, the latest of:

      (a) the date on which the Committee takes action to grant the Stock Option to the Participant;

      (b) the date the Participant receiving the Stock Option becomes an employee of the Company, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

      (c) such other date (later than the dates described in (a) and (b) above) as the Committee may designate.

2.17 "Participant" means an Eligible Participant to whom an Award has been granted and who has entered into an Agreement evidencing the Award.

2.18 "Plan" means the Cree Research, Inc. Equity Compensation Plan as set forth herein and as further amended or amended and restated from time to time.

2.19  "Retirement" shall mean Early Retirement or Normal Retirement.

2.20 "Stock" means shares of the Common Stock of Cree Research, Inc., par value $.0025 per share, as may be adjusted pursuant to the provisions of Section 3.10.

2.21 "Stock Option" means an Award under Article IV or V of the Plan of an option to purchase Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.22 "Termination of Employment" means the discontinuance of employment of a Participant with the Company for any reason. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company. The
      Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Awards that during the limited period of exercisability following Termination of Employment, the Award may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Award would have become exercisable had the Termination of Employment not occurred.

                          ARTICLE III - ADMINISTRATION

3.1 This Plan shall be administered by the Committee. The Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with any law. Members of the Committee shall be appointed originally, and as vacancies occur, by the Board, to serve at the pleasure of the Board. The Board may serve as the Committee, if by the terms of the Plan all Board members are otherwise eligible to serve on the Committee.

3.2 The Committee shall meet at such times and places as it determines. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum signed by all of its members shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.

3.3 The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including without limitation, the determination of the number of Stock Options, shares of Stock subject to an Award, and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Participants and their beneficiaries.

3.4 The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

3.5 The number of shares of Stock which are available for Award under the Plan shall be Six Million Eight Hundred Eighty Thousand (6,880,000). Such shares of Stock shall be made available from authorized and unissued shares. If, for any reason, any shares of Stock awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a termination, expiration or cancellation of a Stock Option, such shares of Stock shall not be charged against the aggregate number of shares of Stock available for Awards under the Plan, and may again be available for Award under the Plan.

3.6 Each Award granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee.

3.7 The Company shall not be required to issue or deliver any certificates for shares of Stock prior to:

      (a) the listing of such shares on any stock exchange on which the Stock may then be listed; and

      (b) the completion of any registration or qualification of such shares of Stock under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.

3.8 All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

3.9 Except as provided otherwise in the Plan or in an Agreement, no Participant awarded a Stock Option shall have any right as a shareholder with respect to any shares of Stock covered by his or her Stock Option prior to the date of issuance to him or her of a certificate or certificates for such shares of Stock.

3.10 If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, or consolidation of shares of Stock, merger or consolidation of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company's corporate structure, or any distribution to shareholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Company, or for shares of Stock or other securities of any other corporation; or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in:

      (a) the limitation on the aggregate number of shares of Stock that may be awarded as set forth in Section 3.5 of the Plan;

      (b) the number and class of Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

      (c) the terms, conditions or restrictions of any Award and Agreement, including the price payable for the acquisition of Stock; provided, however, that all adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code; and

      (d) the limitations on grants of Stock Options set forth in Section 6.9 of the Plan.

3.11 In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

3.12 The Committee may require each person purchasing shares of Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that he is acquiring the shares of Stock without a view to distribution thereof and/or that he has met such other requirements as the Committee determines may be applicable to such purchase. The certificates for such shares of Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

3.13 The Committee shall be authorized to make adjustments in performance-based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

3.14 The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Award shall be canceled or suspended if the Participant (a) without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in, other than any insubstantial interest, as determined by the Committee, any business that is in competition with the Company as determined by the Committee in its discretion; or (b) is terminated for cause as determined by the Committee in its discretion.

                      ARTICLE IV - INCENTIVE STOCK OPTIONS

4.1 Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of
      Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

4.2 Incentive Stock Options shall be granted only to Eligible Participants who are in the active employment of the Company, each of whom may be granted one or more such Incentive Stock Options for a reason related to his or her employment at such time or times determined by the Committee following the Effective Date through the date which is ten (10) years following the Effective Date, subject to the following conditions:

      (a) The Incentive Stock Option price per share of Stock shall be set in the Agreement, but shall not be less than 100% of the Fair Market Value of the Stock on the Option Grant Date. If the Eligible Par-ticipant owns more than 10% of the outstanding Stock (as determined pursuant to Section 424(d) of the Code) on the Option Grant Date, the Incentive Stock Option price per share shall not be less than 110% of the Fair Market Value of the Stock on the Option Grant Date.

      (b) Subject to any conditions on exercise set forth in the corresponding Agreement, the Incentive Stock Option may be exercised in whole or in part from time to time within ten (10) years from the Option Grant Date (five (5) years if the Eligible Participant owns more than 10% of the Stock on the Option Grant Date), or such shorter period as may be specified by the Committee in the Award; provided, that in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Employment or within such period following a Termination of Employment as shall have been specified in the Incentive Stock Option Agreement, which period shall not exceed three months unless:

            (i) employment shall have terminated as a result of death or Disability, in which event such period shall not exceed one year after the date of death or Disability; or

            (ii) death shall have occurred following a Termination of Employment and while the Incentive Stock Option was still exercisable, in which event such period shall not exceed one year after the date of death;

            provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Incentive Stock Option.

      (c) To the extent the aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Stock with respect to which Incentive Stock Options (determined without regard to this subsection) are first exercisable during any calendar year by any Eligible Participant exceeds $100,000, such options shall be treated as Nonqualified Stock Options granted under Article V.

      (d) The Committee may adopt any other terms and conditions which it de-termines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and con-ditions not inconsistent with this Article IV as determined by the Committee. If, for any reason, an Incentive Stock Option fails to meet the requirements of Section 422 of the Code, the Option shall automatically be deemed a Nonqualified Stock Option granted under
            Article V herein.

4.3 The Committee may at any time offer to buy out for a payment in cash, or Stock an Incentive Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

4.4 If the Incentive Stock Option Agreement so provides, the Committee may require that all or part of the shares of Stock to be issued upon the exercise of an Incentive Stock Option shall take the form of restricted stock, which shall be valued on the date of exercise, as determined by the Committee, on the basis of the Fair Market Value of such restricted stock without regard to the limitations on transfer and forfeiture restrictions involved.

                     ARTICLE V - NONQUALIFIED STOCK OPTIONS

5.1 One or more Stock Options may be granted as Nonqualified Stock Options to Eligible Participants to purchase shares of Stock at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article V.

5.2   The  Nonqualified   Stock  Option  price  per  share  of  Stock  shall  be
      established in the Agreement and shall not be less than 100% of the Fair Market Value at the time of the grant.

5.3 The Nonqualified Stock Option may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Agreement; provided, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Employment or within such period following a Termination of Employment as shall have been specified in the Nonqualified Stock Option Agreement, which period shall not exceed three months unless:

      (i) employment shall have terminated as a result of death or Disability, in which event such period shall not exceed one year after the date of death or Disability; or

      (ii) death shall have occurred following a Termination of Employment and while the Nonqualified Stock Option was still exercisable, in which event such period shall not exceed one year after the date of death;

      provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Nonqualified Stock Option.

5.4 The Nonqualified Stock Option Agreement may include any other terms and conditions not inconsistent with this Article V or in Article VI, as determined by the Committee.

                   ARTICLE VI - INCIDENTS OF STOCK OPTIONS

6.1 Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2 Except as provided below, a Stock Option shall be exercisable during the lifetime of the Participant only by him or his guardian or legal representative and shall not be transferable by the Participant other than
      (i) by will or by the laws of descent and distribution, or (ii) to the extent otherwise allowed by applicable law, pursuant to a qualified domestic relations order as defined by the Code and the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. However, the Committee may, in its sole discretion, either pursuant to an Agreement or otherwise, permit a Participant to transfer a Nonqualified Stock Option by gift or other donative transfer without payment of consideration, conditioned upon and subject to compliance with all applicable law (including, but not limited to, securities law).

6.3 Shares of Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver shares of Stock, or other evidence of ownership of Stock satisfactory to the Company, with a Fair Market Value equal to the Stock Option price as payment.

6.4 No cash dividends shall be paid on shares of Stock subject to unexercised Stock Options. The Committee may provide, however, that a Participant to whom a Stock Option has been granted which is exercisable in whole or in part at a future time for shares of Stock shall be entitled to receive an amount per share equal in value to the cash dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share of Stock is delivered pursuant to exercise of such Stock Option. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

      (a) paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Stock Option if it shall not have been fully exercised; or

      (b) converted into contingently credited shares of Stock, with respect to which dividend equivalents may accrue, in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

      Such Stock, whether delivered or contingently credited, shall be charged against the limitations set forth in Sections 3.5 and 6.9 hereof.

6.5 The Committee, in its sole discretion, may authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

6.6 In the event of Disability or death, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Stock subject to a Stock Option and the option price in consideration of the surrender of the Stock Option.

6.7 If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with exercise of a Nonqualified Stock Option, and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Stock subject to the Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum federal and state income and employment tax liability arising from the Stock Option exercise transaction.

6.8 The Committee may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Stock as the Stock Option surrendered, or may require such surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Stock previously subject to them shall be available for the grant of other Stock Options.

6.9 The following limitations shall apply to grants of Stock Options:

      (a) No Participant shall be granted, in any fiscal year of the Company, Options to purchase more than 200,000 Shares.

      (b) In connection with his or her initial service, a Participant may be granted Stock Options to purchase up to an additional 200,000 Shares that shall not count against the limit set forth in Section 6.9(a) above.

                         ARTICLE VII - CHANGE IN CONTROL

7.1 A "Change in Control" shall be deemed to have occurred upon the happening of any of the following events:

      (a) Any "Person" as defined in Section 3(a)(9) of the Act, including a "group" (as that term is used in Sections 13(d)(3) and 14(d)(2) of the Act), but excluding the Company (as defined in Section 2.8 of this Plan) and any employee benefit plan sponsored or maintained by the Company (including any trustee of such plan acting as trustee), who together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Act) becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Act) of 20% or more of the then-outstanding shares of Stock or the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of its directors. For purposes of calculating the number of shares or voting power held by such Person and its affiliates and associates under this Section 7.1(a), there shall be excluded any securities acquired by such Person or its affiliates or associates directly from the Company.

      (b) A sale or other disposition of all or substantially all of the Company's assets is consummated, other than such a sale or disposition that would not have constituted a Change of Control under subsection (d) below had it been structured as a merger or consolidation.

      (c) The shareholders of the Company approve a definitive agreement or plan to liquidate the Company.

      (d) A merger or consolidation of the Company with and into another en-tity is consummated, unless immediately following such transaction
            (1) more than 50% of the members of the governing body of the sur-viving entity were Incumbent Directors (as defined in subsection (e) below) at the time of execution of the initial agreement providing for such transaction, (2) no "Person" (as defined in Section 7.1(a) above), together with its "affiliates" and "associates" (as defined in Section 7.1(a) above), is the "Beneficial Owner" (as defined in
            Section 7.1 (a) above), directly or indirectly, of 20% or more of the then-outstanding equity interests of the surviving entity or the combined voting power of the then-outstanding equity interests of the surviving entity entitled to vote generally in the election of members of its governing body, and (3) more than 50% of the then-outstanding equity interests of the surviving entity and the com-bined voting power of the then-outstanding equity interests of the surviving entity entitled to vote generally in the election of mem-bers of its governing body is "Beneficially Owned", directly or in-directly, by all or substantially all of the individuals and enti-ties who were the "Beneficial Owners" of the shares of Stock immedi-ately prior to such transaction in substantially the same propor-tions as their ownership immediately prior to such transaction.

      (e) During any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24 month period shall be deemed to have satisfied such 24 month requirement, and be an Incumbent Director, if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually, because they were directors at the beginning of such 24 month period, or by prior operation of this Section 7.1 (e), but excluding for this purpose any such indi-vidual whose initial assumption of office is in connection with an actual or threatened election context subject to Rule 14a-11 of Regulation 14A promulgated under the Act or other actual or threat-ened solicitation of proxies or consents by or on behalf of a "Person" (as defined in Section 7.1(a) above) other than the Board.

7.2 In the event of a Change in Control: (a) any or all then outstanding Stock Options having an Option Grant Date on or before January 31, 1999, to the extent not previously fully vested and exercisable, shall automatically become fully vested and, except to the extent such Options are cashed out pursuant to Section 7.3 below, exercisable effective immediately prior to the Change in Control; and (b) outstanding Stock Options having an Option Grant Date after January 31, 1999 shall vest and become exercisable only to the extent and in such manner as is provided in the applicable Agreement evidencing the Stock Option.

7.3 Upon the occurrence of a Change in Control, the Committee may in its sole discretion and consistent with the requirements of applicable law decide to cash-out the value of all outstanding Stock Options, in each case to the extent vested pursuant to Sections 7.2 above or otherwise, on the basis of the "Change in Control Price" (as defined in Section 7.4) less the exercise price under such Award (if any) as of the date such Change in Control is determined to have occurred or such other date prior to the Change in Control as the Committee may determine.

7.4 For purposes of Section 7.3, "Change in Control Price" means the highest price per share of Stock paid in any transaction reported on the exchange on which the Stock is then traded or on the Nasdaq Stock Market, as the case may be, or paid or offered in any bona fide transaction related to a Change in Control, at any time during the 120 day period immediately preceding the occurrence of the Change in Control, as determined by the Committee.

7.5 The Committee is authorized to take such actions that are not inconsistent with Sections 7.2, 7.3 and 7.4 above as the Committee determines to be necessary or advisable, and fair and equitable to Participants, with respect to an Award in the event of a Change in Control. Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Award and the Agreement, so as to provide for earlier, later, extended or additional times for exercise or payment, differing methods for calculating payments and alternate forms and amounts of payment. The Committee may take such actions pursuant to this Section 7.5 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the Agreement, or by taking action with respect to individual Participants.

                   ARTICLE VIII - AMENDMENT AND TERMINATION

8.1 The Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan. To the extent required by Code Section 422, no amendment, without approval by the Company's shareholders, shall:

      (a)   alter the group of persons eligible to participate in the Plan;

      (b) except as provided in Section 3.5, increase the maximum number of shares of Stock or Stock Options which are available for Awards under the Plan;

      (c) extend the period during which Incentive Stock Option Awards may be granted beyond the date which is ten (10) years following the Effective Date.

      (d) limit or restrict the powers of the Committee with respect to the administration of this Plan;

      (e) change the definition of an Eligible Participant for the purpose of an Incentive Stock Option or increase the limit or the value of shares of Stock for which an Eligible Participant may be granted an Incentive Stock Option;

      (f) materially increase the benefits accruing to Participants under this Plan;

      (g)   materially   modify  the   requirements   as  to   eligibility   for
            participation in this Plan; or

      (h) change any of the provisions of this Article VIII.

8.2 No amendment to or discontinuance of this Plan or any provision thereof by the Board or the shareholders of the Company shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Award previously granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:

      (a) annul any Award if the Participant is terminated for cause as deter-mined by the Committee;

      (b) provide for the forfeiture of shares of Stock or other gain under an Award as determined by the Committee for competing against the Company; and

      (c) convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

8.3 If a Change in Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article VII.

                      ARTICLE IX - MISCELLANEOUS PROVISIONS

9.1 Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company, or to serve as a director thereof, or interfere in any way with the right of the Company to terminate his or her employment at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company for the benefit of its employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as otherwise provided by the Committee.

9.2 The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, including, but not limited to, the withholding of payment of all or any portion of such Award or another Award under this Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Company for the purpose of paying such Award or another Award under this Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.

9.3 The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required.

9.4 The terms of the Plan shall be binding upon the Company, and its successors and assigns.

9.5 No award shall be transferable except as provided for herein. Unless otherwise provided by the Committee or in an Agreement, transfer restrictions shall only apply to Incentive Stock Options as required in
      Article IV and to the extent otherwise required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.

9.6 This Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina.

9.7 The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

9.8 Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

9.9 If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

                                   APPENDIX B

                               CREE RESEARCH, INC.
                        1999 EMPLOYEE STOCK PURCHASE PLAN

           (As adopted July 29, 1999, subject to shareholder approval)

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

   (a) "Board" shall mean the Board of Directors of the Company or, as applicable, a committee to which the Board has delegated authority or responsibility hereunder pursuant to Section 14(b).

   (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

   (c) "Common Stock" shall mean the common stock of the Company.

   (d) "Company" shall mean Cree Research, Inc., a North Carolina corporation, and any Designated Subsidiary of the Company.

   (e) "Compensation" shall mean all compensation other than gain attributable to stock options, including any amounts the participant elects to defer or exclude from income under a deferred compensation plan or an employee benefit plan of the Company.

   (f) "Designated  Subsidiary"   shall  mean  any  Subsidiary   that  has  been
       designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

   (g) "Employee" shall mean any individual who is an employee of the Company for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relation-ship shall be deemed to have terminated on the 91st day of such leave.

   (h) "Enrollment Date" shall mean the first day of a Participation Period.

   (i) "Fair Market Value" shall mean, as of any date, the value of the Common Stock determined as follows:

     (i) If the Common Stock is listed on any established stock exchange or national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on such exchange or system for the regular trading session on the date of determination (or, if such date is not a Trading Day, the most recent prior Trading Day), as reported by the Nasdaq-Amex Reporting Service or such other source as the Board deems reliable;

     (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock for the regular trading session on the date of such determination (or, if such date is not a Trading Day, the most recent prior Trading Day), as reported by the Nasdaq-Amex Reporting Service or such other source as the Board deems reliable; or

     (iii)In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

   (k) "Participation Periods" shall mean the 12-month periods during which an option granted pursuant to the Plan may be exercised beginning November 1 and May 1 of each year and ending October 31 and April 30, respectively, 12 months later. The first Participation Period under the Plan shall begin on the date the shareholders of the Company approve the Plan (expected November 2, 1999) and shall end October 31, 2000. The duration and timing of Participation Periods may be changed pursuant to Section 4 of this Plan.

   (l) "Plan" shall mean this 1999 Employee Stock Purchase Plan.

   (m) "Purchase Dates" shall mean October 31 and April 30 of each year.

   (n) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Purchase Date, whichever is lower. The Purchase Price may be adjusted by the Board pursuant to Section 19 hereof.

   (o) "Reserves" shall mean the number of shares of Common Stock covered by options under the Plan that have not been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not placed under option.

   (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

   (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3. Eligibility.

   (a) Any Employee employed by the Company 30 days prior to a given Enrollment Date shall be eligible to participate in the Plan.

   (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan to the extent that (i) immediately after such grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock (and/or hold outstanding options to purchase capital stock) representing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate that exceeds $25,000 of stock (determined at the Fair Market Value of the shares on the date of grant) for each calendar year in which such option is outstanding at any time.

4. Participation Periods. The Plan shall be implemented by consecutive, overlapping Participation Periods of 12 months' duration, with new Participation Periods beginning November 1 and May 1 each year. The first Participation Period under the Plan shall begin on the date the shareholders of the Company approve the Plan (expected November 2, 1999) and shall end October 31, 2000. Each Participation Period shall have two Purchase Dates, October 31 and April 30. The Board may change the duration and timing of Participation Periods and Purchase Dates, provided that any such change is announced at least 10 days prior to the scheduled beginning of the first Participation Period to be affected thereafter.

5. Participation.

   (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement in a form provided by the Company authorizing payroll deductions and filing it with the Company's human resources department prior to the applicable Enrollment Date.

   (b) Payroll deductions for a participant shall begin with the first pay day following the Enrollment Date and shall end with the last pay day in the Participation Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6. Payroll Deductions.

   (a) At the time a participant files a subscription agreement, the participant shall elect to have payroll deductions made on each pay day during the Participation Period not exceeding 15% of the Compensation that the participant receives on each pay day during the Participation Period.

   (b) All payroll deductions made for a participant shall be credited to the participant's account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

   (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions, by completing and filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. A participant shall not be permitted to change the rate of his or her payroll deductions more than once between any two Purchase Dates. A change in rate shall be effective with the first full payroll period that begins after the Company receives the new subscription agreement. A participant's subscription agreement shall remain in effect for succes-sive Participation Periods unless terminated as provided in Section 10 hereof.

   (d) Notwithstanding the foregoing, to the extent necessary to comply with the $25,000 calendar-year accrual and the 5% ownership limitations set forth in Section 3(b), a participant's payroll deductions may be decreased to 0% at any time prior to a Purchase Date. Payroll deductions shall resume at the rate provided in such participant's subscription agreement immedi-ately following such Purchase Date, unless terminated by the participant as provided in Section 10 hereof.

7. Grant of Option.

   (a) On the Enrollment Date of each Participation Period, each participant shall be granted an option to purchase on each Purchase Date of the Participation Period at the applicable Purchase Price up to the number of shares of the Company's Common Stock determined by dividing the participant's payroll deductions accumulated prior to such Purchase Date and retained in the participant's account by the applicable Purchase Price; provided, however, that in no event shall a participant be permitted to purchase on any Purchase Date more than 1,000 shares of Common Stock (subject to adjustment pursuant to Section 18), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13. The Board may, in its absolute discretion, for future Participation Periods increase or decrease the maximum number of shares of the Company's Common Stock a participant may purchase on a Purchase Date. Exercise of an option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10.

   (b) To the extent permitted by any applicable laws, regulations, or stock exchange rules, if the Fair Market Value of the Common Stock on the first Purchase Date in a Participation Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date, all participants in such Participation Period shall be automatically withdrawn after the ex-ercise of their options and automatically reenrolled in the next succeed-ing Participation Period as of the first day thereof.

8. Exercise of Option.

   (a) Unless a participant withdraws from the Plan as provided in Section 10, the participant's option shall be exercised automatically on each Pur-chase Date, and the maximum number of full shares subject to the option shall be purchased for the participant at the applicable Purchase Price with the accumulated payroll deductions in the participant's account. No fractional shares shall be purchased. Any payroll deductions accumulated in a participant's account that are not sufficient to purchase a full share shall be retained in the participant's account until the next Pur-chase Date, subject to earlier withdrawal by the participant as provided in Section 10.

   (b) If the Board determines that on a given Purchase Date the number of shares with respect to which options are to be exercised exceed the num-ber of shares of Common Stock available for sale under the Plan either as of the Enrollment Date of the applicable Participation Period or as of such Purchase Date, the Board may in its sole discretion (i) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all partici-pants and permit all Participation Periods then in effect to continue or
       (ii) provide, as above, that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Purchase Date, as applicable, and terminate the Participation Periods then in effect. The Company may make pro rata allocations of the shares available on the Enrollment Date of any applicable Participation Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders sub-sequent to such Enrollment Date.

9. Delivery. As promptly as practicable after each Purchase Date, the Company shall arrange the delivery, electronically or otherwise, to accounts in the participants' names at a brokerage company selected by the Company of the shares purchased upon exercise of options.

10. Withdrawal.

   (a) A participant may withdraw all, but not less than all, of the payroll deductions credited to the participant's account at any time by giving written notice to the Company in a form provided by the Company. Such payroll deductions shall be paid to the participant promptly after receipt of the participant's notice of withdrawal. The participant's option for the Participation Period shall automatically terminate, and no further payroll deductions for the purchase of shares shall be made for such Participation Period. If a participant withdraws from a Participa-tion Period, payroll deductions for the participant's account shall not resume at the beginning of the succeeding Participation Period unless the participant delivers to the Company a new subscription agreement.

   (b) A participant's withdrawal from a Participation Period shall not have any effect upon the participant's eligibility to participate in any similar plan that may thereafter be adopted by the Company or in any succeeding Participation Period that begins after the Participation Period from which the participant withdraws.

11. Termination of Employment. Upon a participant's ceasing to be an Employee for any reason, the participant shall be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to the participant's account during the Participation Period but not yet used to exercise the participant's option shall be returned to the participant.

12. Interest. No interest shall accrue on the payroll deductions of a partici-pant in the Plan.

13. Stock.

   (a) The maximum number of shares of the Company's Common Stock authorized for issuance under the Plan shall be three hundred thousand (300,000) shares.

   (b) Participants shall have no interest or voting rights in shares covered by options until such options have been exercised.

   (c) At the election of the participant, shares purchased by a participant under the Plan shall be registered in the name of the participant or the names of the participant and his or her spouse.

14. Administration.

   (a) The shall be administered by the Board. The Board shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board shall, to the full extent permitted by law, be final and binding upon all parties.

   (b) Notwithstanding the foregoing, the Board may delegate, by resolutions adopted prior to or after the effective date of this Plan, any or all of its authority and responsibilities hereunder to such committee of the Board as the Board shall designate, to the extent such delegation is permitted by applicable law, the articles and bylaws of the Company and the applicable stock exchange or national market system rules. In the event of such delegation, all references herein to the Board shall, to the extent applicable, be deemed to refer to and include such committee.

15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant (other than by will or the laws of descent and distribution). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 10 hereof.

16. Use of Funds. Payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions.

17. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participants following each Purchase Date, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

   (a) Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase on a Purchase Date, and the price per share and the number of shares of Common Stock covered by each outstanding option shall be proportionately ad-justed for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of shares of Common Stock ef-fected without receipt of consideration by the Company. The conversion of convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustments shall be made by the Board, whose determination shall be final, binding and con-clusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

   (b) In the event of the proposed dissolution or liquidation of the Company, the Participation Periods then in progress shall be shortened by setting a new Purchase Date (the "New Purchase Date") and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Purchase Date shall be prior to the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing at least 10 business days prior to the New Purchase Date that the Purchase Date for the participant's option has been changed to the New Purchase Date and that the participant's option shall be exercised automatically on the New Purchase Date, unless prior to such date the participant has with-drawn from the Participation Period as provided in Section 10.

   (c) In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, outstanding options shall be assumed or equivalent options substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In the event that the successor corporation re-fuses to assume or substitute for the options, the Participation Period then in progress shall be shortened by setting a new Purchase Date (the "New Purchase Date"). The New Purchase Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each par-ticipant in writing at least 10 business days prior to the New Purchase Date that the Purchase Date for the participant's option has been changed to the New Purchase Date and that the participant's option shall be exercised automatically on the New Purchase Date, unless prior to such date the participant has withdrawn from the Participation Period as pro-vided in Section 10.

19. Amendment or Termination.

   (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 and this
       Section 19, no such termination may adversely affect options previously granted; provided, however, that the Board may terminate a Participation Period on any Purchase Date if the Board determines that the termination of the Participation Period or the Plan is in the best interests of the Company and its shareholders. To the extent necessary to comply with
       Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval of amendments to the Plan as required.

   (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or the Compensation Committee) shall be entitled to change the Participation Periods, limit the frequency and/or number of changes permitted in the amount withheld during a Participation Period, establish the exchange ratio applicable to amounts withheld in a currency other than U. S. Dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, estab-lish reasonable waiting and adjustment periods and/or accounting and cre-diting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond to amounts withheld from the participant's Compensation, and establish such other limitations and procedures that the Board or the Compensation Committee determines in its sole discretion advisable and that are consistent with the Plan.

   (c) If the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequences, including, but not limited to:

      (i) Increasing the Purchase Price for any Participation Period, including a Participation Period underway at the time of the change in Purchase Price;

      (ii) Shortening any Participation Period so that the Participation Period ends on a new Purchase Date, including a Participation Period under-way at the time of the Board action; and

     (iii) Allocating shares.

     Such modifications or amendments shall not require shareholder approval or the consent of any Plan participants.

20. Notices. All notices or other communications by a participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the delivery of such shares complies with all applicable provisions of law, domestic or foreign, including, without limitation, the Code, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

22. Term of Plan. The Plan shall become effective on the date the shareholders of the Company first approve the Plan. It shall continue in effect for a term of 10 years unless sooner terminated under Section 19 hereof.